August 27, 1997


To Shareholders of the following Series of the Manning & Napier Fund:

          Small Cap Series
          International Series
          World Opportunities Series
          New York Tax Exempt Series
          Ohio Tax Exempt Series
          Diversified Tax Exempt Series

Dear Shareholder:

Enclosed are copies of the Semi-Annual Reports for each of the above Series of the Manning & Napier Fund in which you were invested as of June 30, 1997. These reports include information about the Series performance as well as portfolio listings as of that date.

We would be happy to answer any questions you may have about the Semi-Annual Reports or about your account. Please contact our Fund Services department at 1-800-4MN-FUND
(1-800-466-3863) or your Client Consultant if we can be of assistance.

Sincerely,



Amy J. Williams
Fund Services Manager

Manning & Napier Fund, Inc.

Small Cap Series

Semi-Annual Report
June 30, 1997

Management Discussion and Analysis

Dear Shareholders:

Small company stocks (as measured by the Russell 2000 Index) turned in solid returns in the first half of the year, but they were once again eclipsed by the extraordinarily high returns of larger company stocks (as measured by the S&P 500 Total Return Index). The Small Cap Series return of 17.70% for this period was significantly better than the 10.20% return of the Russell 2000, while coming in a few points lower than the S&P 500's return of 20.60%.

Our investment strategies occasionally lead to investments in several companies within a given sector of the market. Although stocks are chosen individually, industry-wide factors sometimes provide an opportunity to purchase stocks with a strong outlook at attractive valuations. In the first half of 1997, three such industries -- fabric retailing, consumer software, and health care information software -- made strong contributions to the Series return.

We originally invested in the fabric retailers in late 1995. At that time, our analysis showed that this industry had overexpanded in the late 1980's and early 1990's, and we expected the number of companies to shrink as they went out of business or merged with competitors. We bought several companies which we expected to survive the consolidation and thrive. These companies have benefited from the improved growth in this industry. During the first quarter of this year, we took advantage of gains in these stocks and reduced the Series investments in them.

The consumer software companies in the Series portfolio were added in the second half of 1996. At that time, there were too many companies in this industry, and this had driven many stocks down significantly. As with the fabric retailing stocks, we invested in companies which we believed were positioned to benefit from the consolidation we expected in the industry. These stocks have performed as we expected, and a portion of them have now been sold.

Health care information technology stocks were added to the portfolio earlier this year. These are stocks of companies which produce software used to automate hospitals and health care networks. The health care industry has changed in recent years, and health maintenance organizations and for-profit hospitals are providing an increasing portion of health care services. Because of this change, improved productivity and efficiency become more important, and we believe health care technology will play a big role in this. These stocks have already performed well, and we sold a portion of them near the end of the second quarter.

These stocks illustrate two of the strategies we use in selecting stocks. The first two industries, fabric retailing and consumer software, are examples of a strategy in which we look at troubled sectors of the market and invest in the companies that we believe have the potential to prosper as other companies fail. Our holdings in health care information technology stocks illustrate another strategy, in which we seek to invest in companies that dominate their industry and have strong growth potential. In this case, our analysis shows the industry as a whole is poised to benefit from trends we see, and we invested in what we felt to be the strongest companies in that industry. In order to be added to the Series, stocks must meet one of our strategies and adhere to our pricing discipline. We also monitor the stocks to ensure that they continue to meet our criteria, and we will sell stocks that do not.

We would once again like to thank you for the opportunity of helping you meet your investment goals. It is a service in which we take great pride.

Sincerely,

Manning & Napier Advisors, Inc.



<graphic>
<pie chart>

Data for chart to follow:

Portfolio Composition* - As of 6/30/97







Computer Equipment                                               6.5%
Direct Mail Advertising Service                                  3.8%
Electronics & Electrical Equipment                               7.5%
Glass Products                                                   4.3%
Primary Metal Industries                                        10.0%
Printing & Publishing                                            7.8%
Restaurants                                                      4.0%
Retail                                                          10.0%
Software                                                        15.7%
Technical Instruments & Supplies                                 5.0%
Transportation Equipment                                         3.4%
Cash, short term investments and liabilities less other assets   8.1%
Miscellaneous **                                                13.9%


** Miscellaneous includes:

Amusement & Recreation Services
Broadcast Services
Food & Beverages
Health Services
Holding Companies
Industrial & Commercial Machinery
Management Services
Miscellaneous Plastic Products
Telecommunications







* As a percentage of net assets

Performance Update as of June 30, 1997 (unaudited)

<graphic>
<line chart>

Data for chart to follow:









          Manning & Napier
Date      Small Cap Series  S&P 500 Total Return Index

04/30/92            10,000                      10,000
12/31/92            11,610                      10,725
12/31/93            13,317                      11,799
12/31/94            14,383                      11,959
12/31/95            16,497                      16,437
12/31/96            18,156                      20,206
06/30/97            21,370                      24,357












Manning & Napier Fund, Inc. - Small Cap Series

                                                                    Total Return
                                                                    -------------
Through                                         Growth of $10,000                  Average
06/30/97                                        Investment          Cumulative     Annual

One Year                                        $           11,711         17.11%    17.11%
Five Year                                       $           24,201        142.01%    19.32%
Inception 2                                     $           21,370        113.70%    15.81%










S&P 500 Total Return Index

                                                Total Return
                                                -------------
Through                     Growth of $10,000                  Average
06/30/97                    Investment          Cumulative     Annual

One Year                    $           13,464         34.64%    34.64%
Five Year                   $           24,604        146.04%    19.72%
Inception 2                 $           24,357        143.57%    18.78%







The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Small Cap
Series from its current activation (4/30/92) to present (6/30/97) as compared to the Standard & Poor's (S&P) 500 Total Return
Index. 1

1    The  Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2   The Fund and Index performance numbers are calculated from April 30, 1992, the Fund's current activation date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - June 30, 1997 (unaudited)






                                                                 Value
                                                     Shares    (Note 2)
COMMON STOCK - 91.9%

AMUSEMENT & RECREATION SERVICES - 1.9%
  Grand Casinos, Inc.*                               155,000  $2,286,250
                                                              -----------

BROADCAST SERVICES - 2.3%
   Groupe AB - ADR (Note 7)                          333,000   2,830,500
                                                              -----------

COMPUTER EQUIPMENT - 6.5%
   Bell & Howell Co.*                                218,000   6,717,125
   Varitronix International Ltd. (Note 7)            725,000   1,230,712
                                                              -----------
                                                               7,947,837
                                                              -----------
DIRECT MAIL ADVERTISING SERVICES - 3.8%
   Harte-Hanks Communications                        159,000   4,690,500
                                                              -----------

ELECTRONICS & ELECTRICAL EQUIPMENT - 7.5%
   Coleman Company, Inc.*                            314,800   5,430,300
   Harman International Industries, Inc.              80,500   3,391,062
   Ultralife Batteries, Inc.*                         30,000     348,750
                                                               -----------
                                                               9,170,112

FOOD & BEVERAGES - 2.1%
   Canandaigua Wine Co.*                              75,000   2,550,000
                                                              -----------

GLASS PRODUCTS - 4.3%
   Libbey, Inc.                                      150,000   5,250,000
                                                              -----------

HEALTH SERVICES - 0.5%
   U. S. Physical Therapy, Inc.*                      65,000     625,625
                                                              -----------

HOLDING COMPANIES - 0.2%
   EK Chor China Motorcycle Co. Ltd. - ADR (Note 7)   41,025     220,509
                                                              -----------

INDUSTRIAL & COMMERCIAL MACHINERY - 2.1%
   Memtec, Ltd. - ADR (Note 7)                        27,500     742,500
   Outboard Marine Corp.*                            103,000   1,828,250
                                                              -----------
                                                               2,570,750
                                                              -----------
MANAGEMENT SERVICES - 1.0%
   Physician Support Systems, Inc.*                  105,175   1,288,394
                                                              -----------

MISCELLANEOUS PLASTIC PRODUCTS - 1.7%
   Pt Tri Polyta Indonesia - ADR (Note 7)            354,750   2,039,813
                                                              -----------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)






                                                      Value
                                          Shares     (Note 2)

PRIMARY METAL INDUSTRIES - 10.0%
   American Superconductor Corp.*         186,000  $ 2,278,500
   Gibraltar Steel Corp.*                 193,000    4,439,000
   Special Metals Corp.*                  121,300    2,365,350
   Wolverine Tube, Inc.*                  114,000    3,177,750
                                                    -----------
                                                    12,260,600
                                                    -----------

PRINTING & PUBLISHING - 7.8%
   Houghton Mifflin Co.                    27,300    1,822,275
   Playboy Enterprises, Inc. - Class A*    93,000    1,069,500
   Playboy Enterprises, Inc. - Class B*   122,500    1,416,406
   Scholastic Corp.*                      150,000    5,250,000
                                                    -----------
                                                     9,558,181
                                                    -----------
RESTAURANTS - 4.0%
   Morton Restaurant Group, Inc.          249,000    4,948,875
                                                   ------------

RETAIL - 10.0%

   RETAIL - NONDURABLE GOODS - 0.3%
   Mikasa, Inc.                            24,400      347,700
                                                   ------------

   RETAIL - SPECIALTY STORES - 9.7%
   Fabri-Centers of America - Class A*    260,400    7,095,900
   Hancock Fabrics, Inc.                  213,500    2,948,969
   Loehmanns, Holdings, Inc.              275,000    1,787,500
                                                    -----------
                                                    11,832,369
                                                    -----------
                                                    12,180,069
                                                    -----------

SOFTWARE - 15.7%
   Activision, Inc.*                       74,000    1,063,750
   Apache Medical Systems, Inc.*          107,350      818,544
   Broderbund Software, Inc.*             195,000    4,814,062
   Electronic Arts, Inc.*                  79,000    2,656,375
   Imnet Systems, Inc.*                    93,000    2,888,812
   Medic Computer Systems, Inc.*          119,000    2,647,750
   Spectrum Holobyte, Inc.                196,000      955,500
   Symantec Corp.*                        170,000    3,315,000
                                                    -----------
                                                    19,159,793
                                                    -----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)






                                                    Principal Amount/       Value
                                                          Shares          (Note 2)

TECHNICAL INSTRUMENTS & SUPPLIES - 5.0%
   Lunar Corp.*                                                113,850  $  2,476,238
   Sola International, Inc.*                                   108,000     3,618,000
                                                                        -------------
                                                                           6,094,238
                                                                        -------------
TELECOMMUNICATIONS - 2.1%
   Vimpel-Communications - ADR* (Note 7)                        68,000     2,584,000
                                                                        -------------

TRANSPORTATION EQUIPMENT - 3.4%
   Federal Signal Corp.                                        167,000     4,195,875
                                                                        -------------

TOTAL COMMON STOCK
  (Identified Cost $93,867,268)                                          112,451,921
                                                                        -------------

SHORT-TERM INVESTMENTS - 8.6%
   Federal Home Loan Bank Corporation Discount
       Note, 7/7/1997                               $        5,000,000     4,995,533
   Federal National Mortgage Association Discount
         Note, 7/21/1997                                     2,000,000     1,994,011
   Dreyfus U.S. Treasury Money Market Reserves               3,551,882     3,551,882

TOTAL SHORT-TERM INVESTMENTS                                            -------------
 (Identified Cost $10,541,426)                                            10,541,426

TOTAL INVESTMENTS - 100.5%
   (Identified Cost $104,408,694)                                        122,993,347

LIABILITIES, LESS OTHER ASSETS - (0.5)%                                     (574,005)
                                                                        -------------
NET ASSETS - 100%                                                       $122,419,342
                                                                        =============


* Non-income producing security






FEDERAL TAX INFORMATION:

At June 30, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $104,408,694 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                     $22,509,589

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                      (3,924,936)
                                                                                        ------------

UNREALIZED APPRECIATION - NET                                                           $18,584,653
                                                                                        ============





The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)






JUNE 30, 1997

ASSETS:

Investments, at value (Identified Cost $104,408,694)(Note 2)    $122,993,347
Foreign currency, at value (cost $42,109)                             42,116
Cash                                                                  54,466
Receivable for forward foreign currency exchange
   contracts sold (Note 2)                                         1,208,981
Receivable for fund shares sold                                       22,070
Dividends receivable                                                  17,080
Receivable for securities sold                                        16,507
Prepaid expense                                                        2,331
                                                                -------------
TOTAL ASSETS                                                     124,356,898
                                                                -------------
LIABILITIES:

Accrued management fees (Note 3)                                      96,587
Accrued Directors' fees (Note 3)                                       1,359
Payable for forward foreign currency contracts sold, at value
   (Note 2)                                                        1,190,882
Payable for securities purchased                                     399,025
Payable for fund shares redeemed                                     223,083
Audit fee payable                                                     11,191
Other payables and accrued expenses                                   15,429
                                                                -------------
TOTAL LIABILITIES                                                  1,937,556
                                                                -------------
NET ASSETS FOR 8,604,827 SHARES OUTSTANDING                     $122,419,342
                                                                ============


NET ASSETS CONSIST OF:

Capital stock                                                   $     86,048
Additional paid-in-capital                                        97,612,338
Undistributed net investment income                                  195,788
Accumulated net realized gain on investments                       5,922,409
Net unrealized appreciation on investments and other assets       18,602,759
                                                                ------------

TOTAL NET ASSETS                                                $122,419,342
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($122,419,342/8,604,827 shares)                              $      14.23
                                                                ============




The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)







FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME:

Interest                                                               $   413,819
Dividends                                                                  266,615
                                                                       -------------
Total Investment Income                                                    680,434
                                                                       -------------

EXPENSES:

Management fees (Note 3)                                                   522,419
Directors' fees (Note 3)                                                     3,076
Custodian fee                                                               13,488
Audit fee                                                                   11,191
Registration & filing fees                                                   4,235
Miscellaneous                                                               12,653
                                                                        -------------
Total Expenses                                                             567,062
                                                                        -------------
NET INVESTMENT INCOME                                                      113,372
                                                                        -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
   Investments (identified cost basis)                                   6,692,564
   Foreign currency and forward foreign currency exchange contracts         44,697
                                                                        -------------
Net realized gain on investments                                         6,737,261
                                                                        -------------
Net change in unrealized appreciation on -
   Investments                                                          11,451,636
   Foreign currency, forward foreign currency exchange contracts and
      other assets and liabilities                                          18,087
                                                                        -------------
Net change in unrealized appreciation on investments                    11,469,723
                                                                        -------------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                                          18,206,984
                                                                        -------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                          $18,320,356
                                                                       ===========




The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (unaudited)






                                                For the Six Months     For the Year
                                                   Ended 6/30/97      Ended 12/31/96
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                           $           113,372  $       353,895
Net realized gain on investments                          6,737,261        5,120,431
Net change in unrealized appreciation on
   investments                                           11,469,723        9,285,634
                                                     -------------      -------------
Net increase in net assets from operations               18,320,356       14,759,960
                                                     -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                       --         (271,530)
From net realized gain on investments                            --       (7,753,635)
In excess of realized gain on investments                        --         (814,852)
                                                     -------------      -------------
Total distributions to shareholders                              --       (8,840,017)
                                                     -------------      -------------
CAPITAL STOCK ISSUED AND
   REDEEMED:

Net increase (decrease) from capital share
   transactions (Note 5)                                  3,410,559      (48,234,558)
                                                     -------------      -------------
Net increase (decrease) in net assets                    27,730,915      (42,314,615)

NET ASSETS:

Beginning of period                                     100,688,427      143,003,042
                                                     -------------      -------------
End of period (including undistributed net
   investment income of $195,788 and $82,416,
   respectively)                                $       122,419,342  $   100,688,427
                                                     ==============     =============


The accompanying notes are an integral part of the financial statements.

Financial Highlights (unaudited)







                                             For the Six
                                               Months
                                                Ended       For the Year Ended
                                               6/30/97           12/31/96         12/31/95    12/31/94    12/31/93
Per share data (for a share
outstanding throughout each
period ):*

NET ASSET VALUE - BEGINNING  OF
PERIOD                                      $      12.09   $             11.95   $   12.92   $   12.52   $   11.24
                                            -------------        -------------    ---------    --------   ---------
Income from investment operations:
   Net investment income (loss)                    0.013                 0.045      (0.004)     (0.066)     (0.040)
   Net realized and unrealized gain (loss)
    on investments                                 2.127                 1.112       1.934       1.051       1.700
                                            ------------         -------------    ---------    --------   ---------
Total from investment operations                   2.140                 1.157       1.930       0.985       1.660
                                            ------------         -------------    ---------    --------   ---------
Less distributions to shareholders:
   From net investment income                         --                (0.035)         --          --          --
   From net realized gain on
     investments                                      --                (0.889)     (2.900)     (0.585)     (0.380)
   In excess of net realized gains                    --                (0.093)         --          --          --
                                            ------------         -------------    ---------    --------   ---------
Total distributions to shareholders                   --                (1.017)     (2.900)     (0.585)     (0.380)
                                            ------------         -------------    ---------    --------   ---------
NET ASSET VALUE - END OF PERIOD             $      14.23   $             12.09   $   11.95   $   12.92   $   12.52
                                            ============         =============    =========   =========    ========
Total return: (4)                                  17.70%                10.06%      14.70%       8.01%      14.64%

Ratios of expenses (to average net
   assets) / Supplemental Data:
    Expenses                                    1.08%( 5)                 1.08%       1.07%       1.10%       1.13%
    Net investment income (loss)                0.22% (5)                 0.29%     (0.03)%     (0.58)%     (0.43)%

Portfolio turnover                                    53%                   31%         77%         31%         12%

Average commission rate paid                $     0.0315   $            0.0291   $  0.0500           -           -

NET ASSETS - END OF PERIOD
   (000'S OMITTED)                          $    122,419   $           100,688   $ 143,003   $ 105,522   $  70,734
                                             ===========         =============    ========    ========    =========
Footnotes on next page.






                                             For the Period
                                             4/30/92 (1 )to
                                                12/31/92
Per share data (for a share
outstanding throughout each
period ):*

NET ASSET VALUE - BEGINNING  OF
PERIOD                                      $       10.00(2)
                                             ---------------
Income from investment operations:
   Net investment income (loss)                      (0.020)
   Net realized and unrealized gain (loss)
    on investments                                    1.630
                                              --------------
Total from investment operations                      1.610
                                              --------------
Less distributions to shareholders:
   From net investment income                            --
   From net realized gain on
     investments                                     (0.290)
   In excess of net realized gains                (0.080)(3)
                                               -------------
Total distributions to shareholders                  (0.370)
                                               -------------
NET ASSET VALUE - END OF PERIOD             $         11.24
                                               =============
Total return: (4)                                     16.20%

Ratios of expenses (to average net
   assets) / Supplemental Data:
    Expenses                                        1.27%(5)
    Net investment income (loss)                  (0.26)%(5)

Portfolio turnover                                       24%

Average commission rate paid                              -

NET ASSETS - END OF PERIOD
   (000'S OMITTED)                          $        33,079
                                               =============
Footnotes on next page.




The accompanying notes are an integral part of the financial statements.

Financial Highlights - Footnotes (unaudited)

*Prior to July 8, 1993, the investment practice of the Fund resulted in the active operation of the investment portfolio for discrete periods. On April 30, 1992, the Fund resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. On July 8, 1993, the Fund began offering shares directly to investors. Previously, the Fund was in active operation from November 11, 1986 to May 14, 1987 and from December 1, 1987 to April 13, 1988.

1Recommencement of operations.

2Initial offering price upon recommencement of operations on April 30, 1992.

3Distributions differ from net investment income and net realized capital gains because of book/tax timing differences, primarily the requirements of the excise tax regulations enacted as part of the 1986 Tax Reform Act. The regulations required the Fund to measure capital gains through October 31, 1992. The excise tax regulations also required the Fund to distribute those gains before December 31, 1992 to avoid payment of excise tax.

4Represents aggregate total return for the period indicated.

5Annualized.

Notes to Financial Statements (unaudited)

1.  ORGANIZATION

Small Cap Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

On April 30, 1992, the Fund resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. On July 8, 1993, the Fund began offering shares directly to investors. Previously, the Fund was available from time to time to Manning & Napier employees and advisory clients of Manning & Napier Advisors, Inc.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Small Cap Series Class A Common Stock.

2.   SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty (60) days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements (unaudited)

     FEDERAL INCOME TAXES

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

     FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial statements (unaudited)
2.   SIGNIFICANT ACCOUNTING POLICIES (continued)

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counter parties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward currency exchange contracts sold on June 30, 1997 is as follows:







                                                     Net Unrealized
Settlement  Contracts      In Exchange   Contracts   Appreciation/
Date        to Deliver     For           At Value      (Depreciation)

7/11/97     French Francs  $  1,208,981  $1,190,882  $         18,099




On June 30, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

     OTHER

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (unaudited)

3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $522,419 for the six months ended June 30, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed the limits set by applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $3,076 for the six month ended June 30, 1997.
4.     PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term securities, were $61,903,165 and $48,391,516 respectively, for the six months ended June 30, 1997.

Notes to Financial Statements (unaudited)

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of Small Cap Series were:







              For the Six                 For the Year
             Months Ended                     Ended
                6/30/97                     12/31/96

             Shares         Amount        Shares         Amount
            -------------  ------------   ------------   ------------
Sold              496,174   $ 6,131,780      1,521,782   $ 18,457,745
Reinvested             --            --        745,911      8,765,039
Repurchased      (217,727)   (2,721,221)    (5,907,361)   (75,457,342)
            -------------  ------------   ------------   ------------
Total             278,447   $ 3,410,559     (3,639,668)  $(48,234,558)
            =============  ============   ============   =============




6.     FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on June 30, 1997, other than forward foreign currency exchange contracts as explained in Note 2.

7.     FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States government. There risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States government.

Manning & Napier Fund, Inc.

International Series
Semi-Annual Report

June 30, 1997

Management Discussion and Analysis



Dear Shareholders:

The International Series is designed to allow us to take advantage of opportunities in international markets identified as attractive by the Series portfolio management team. The team reviews economic, political, and other information about countries around the world, and investments are made in those countries in which we identify compelling investment opportunities. As of June 30, 1997, the Series held investments in Germany (32.6%) of the portfolio, France (26.6%), Italy (13.7%), Spain (9.7%), Hong Kong (3.2%), Mexico (2.6%), and the United Kingdom (1.7%).

The European economies represented in the portfolio have been performing as we expected. Government policies have focused on an easing of monetary policies, and this has resulted in lower interest rates and weaker currencies, both of which have stimulated growth. At the same time, inflation has remained low. As has happened in the U.S. over the past few years, corporate restructuring is helping individual companies and industries become more productive and profitable. This trend toward restructuring adds to the growth potential stemming from economic changes in Europe. Valuations in the European markets remain generally favorable, especially compared to the common stock of many U.S. companies.

The Series Hong Kong investments represent shares of Chinese companies which trade in the Hong-Kong market. These companies are expected to benefit as the Chinese economy moves towards a free market. Recently, these holdings have received an additional boost from the return of Hong Kong to Chinese control as consensus has built that the Chinese will not make radical changes in the Hong Kong market. Also, the Chinese have purchased several Hong Kong companies in the open market in a form of unofficial nationalization, and this has increased demand for other Hong Kong securities, and driven the market as a whole higher.

The Mexican economy continues to strengthen, with growth accelerating and interest rates stable to falling. Government reforms have supported the improved economic situation by leading to lower inflation and by increasing the confidence of foreign investors in the Mexican market, factors which have bolstered stocks and led to lower interest rates. Furthermore, we expect the results of the elections which took place in early July to reinforce these trends. This was the first truly democratic election in Mexico since 1929, and the opposition party won several high profile positions in addition to a number of seats in the Mexican Congress.

In any foreign investing, currency fluctuations can be an important issue. Analysis of the currency of each country is an important part of the portfolio management of the International Series. In order to minimize the risk of currency fluctuations, we hedge the currencies of countries which are represented in the portfolio when our analysis shows that they are at risk of falling versus the dollar. As of June 30, we have hedged the German Deutsche Mark and the French Franc.

We would once again like to thank you for the opportunity of helping you meet your investment goals. It is a service in which we take great pride.

Sincerely,

Manning & Napier Advisors, Inc.


<graphic>
<pie chart>


Data for chart to follow:

Portfolio Allocation by Country* - As of 6/30/97

France 30%
Germany 35%
Hong Kong 4%15%
Mexico 3%
Spain 11%
United Kingdom 2%

*As a percentage of common stocks.

Performance Update as of June 30, 1997 (unaudited)

<graphic>
<line chart>

Data for line chart to follow:








            Manning & Napier    S&P 500 Total   Morgan Stanley Capital
Date      International Series  Return Index   International World Index

08/27/92                10,000         10,000                     10,000
12/31/92                10,598         10,643                      9,880
12/31/93                13,359         11,709                     12,103
12/31/94                11,425         11,868                     12,717
12/31/95                11,898         16,312                     15,351
12/31/96                14,557         20,052                     17,421
06/30/97                17,547         24,169                     20,100










Manning & Napier Fund, Inc.
International Series

                                                 Total Return
                                                 -------------
Through                      Growth of $10,000                  Average
06/30/97                     Investment          Cumulative     Annual

One Year                     $           13,264         32.64%    32.64%
Inception 2                  $           17,547         75.47%    12.30%











S&P 500 Total Return Index

                                                Total Return
                                                -------------
Through                     Growth of $10,000                  Average
06/30/97                    Investment          Cumulative     Annual

One Year                    $           13,464         34.64%    34.64%
Inception 2                 $           24,169        141.69%    19.97%











Morgan Stanley
Capital International World Index
                                                       Total Return
                                                       -------------
Through                            Growth of $10,000                  Average
06/30/97                           Investment          Cumulative     Annual

One Year                           $           12,227         22.27%    22.27%
Inception 2                        $           20,100        101.00%    15.49%






The value of a $10,000 investment in the Manning & Napier
Fund, Inc. - International Series from its inception (8/27/92) to present (6/30/97) as compared to the Standard & Poor's (S&P)
500 Total Return Index and the Morgan Stanley Capital
International World Index. 1
1 The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Morgan Stanley Capital International World Index is an market capitalization-weighted measure of the total return of 1,568 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East.
The Morgan Stanley Capital International Index is denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from August 27, 1992, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.
3

Investment Portfolio - June 30, 1997 (unaudited)










                                                               Value
                                                   Shares    (Note 2)

FRANCE - 26.58%

AEROSPACE & MILITARY TECHNOLOGY - 0.20%
   Thomson CSF SA*                                  14,389  $  370,475
                                                            -----------

AUTOMOBILES -0 .40%
   PSA Peugeot Citroen                               7,545     728,802
                                                            -----------

BANKING - 2.27%
   Banque National de Paris                         18,100     745,512
   Cie Financiere De Paribas                        13,919     961,029
   Compagnie de Suez SA                            391,500     962,059
   Societe Generale Paris                           13,155   1,467,563
                                                            -----------
                                                             4,136,163
                                                            -----------
BEVERAGE & TOBACCO - 1.73%
   LVMH (Louis Vuitton Moet-Hennessy)               11,764   3,160,926
                                                            -----------

BUILDING MATERIALS & COMPONENTS - 0.45%
   Lafarge                                          13,327     828,365
                                                            -----------

BUSINESS & PUBLIC SERVICES - 1.19%
   Compagnie Generale des Eaux                      16,992   2,175,914
   Compagnie Generale des Eaux 5/2/2001 warrants    16,992      10,172
                                                            -----------
                                                             2,186,086
                                                            -----------
CHEMICALS - 1.82%
   L'Air Liquide                                    14,380   2,281,617
   Rhone-Poulenc                                    25,300   1,032,604
                                                            -----------
                                                             3,314,221

CONSTRUCTION & HOUSING - 0.16%
   Bouygues                                          3,604     296,335
                                                            -----------

ELECTRICAL & ELECTRONICS - 1.47%
   Alcatel Alsthom                                  21,353   2,672,630
                                                            -----------

ENERGY SOURCES - 3.61%
   Elf Acquitaine                                   37,335   4,025,387
   Total SA - B                                     25,288   2,554,484
                                                            -----------
                                                             6,579,871
                                                            -----------
FINANCIAL SERVICES - 0.44%
   Compagnie Bancaire SA                             3,876     494,364
   Societe Eurafrance SA                               743     304,515
                                                           -----------
                                                               798,879
                                                           -----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)







                                              Value
                                   Shares    (Note 2)

FOOD & HOUSEHOLD PRODUCTS - 0.94%
   Groupe Danone                   10,381  $ 1,714,196
                                           ------------

HEALTH & PERSONAL CARE - 2.94%
   Sanofi SA                       11,667    1,142,836
   L'Oreal                         10,013    4,216,160
                                           ------------
                                             5,358,996
                                           ------------
INDUSTRIAL COMPONENTS - 0.50%
   Michelin-B                      15,025      901,713
                                           ------------

LEISURE & TOURISM - 0.40%
   Accor SA                         4,809      719,680
                                           ------------

MACHINERY & ENGINEERING - 1.80%
   Schneider SA                    13,595      723,183
   Sidel SA                        33,200    2,568,926
                                           ------------
                                             3,292,109
                                          ------------
MATERIALS & COMMODITIES - 1.25%
   Compagnie de Saint-Gobain       15,599    2,273,420
                                           ------------

MERCHANDISING - 3.47%
   Carrefour Supermarche            6,048    4,389,736
   Casino Guichard-Perrachon       10,600      524,387
   Pinault Printemps Redoute SA     1,500      720,374
   Promodes                         1,800      700,681
                                           ------------
                                             6,335,178
                                           ------------
MULTI-INDUSTRY - 1.54%
   AXA                             27,573    1,713,853
   Chargeurs International SA       1,235       71,114
   Lyonnaise des Eaux-Dumex         7,820      787,283
   Pathe SA                         1,235      244,888
                                           ------------
                                             2,817,138
                                           ------------
TOTAL FRENCH SECURITIES
   (Identified Cost $33,366,446)            48,485,183
                                           ------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)








                                                Value
                                    Shares     (Note 2)

GERMANY - 32.64%

AIRLINES - 0.25%
   Deutsche Lufthansa AG*            23,700  $   455,692
                                             ------------

AUTOMOBILES - 6.59%
   Daimler Benz AG                   59,540    4,841,965
   Volkswagen AG                      9,484    7,185,441
                                             ------------
                                              12,027,406
                                             ------------
BANKING - 4.45%
   Bayerische Vereinsbank AG         49,730    2,034,919
   Deutsche Bank AG                  44,350    2,602,699
   Dresdner Bank AG                  99,090    3,469,776
                                             ------------
                                               8,107,394
                                             ------------
BUSINESS & PUBLIC SERVICES - 0.75%
   Sap AG                             6,850    1,373,222
                                             ------------

CHEMICALS - 1.77%
   Bayer AG                          83,750    3,225,407
                                             ------------

CONSTRUCTION & HOUSING  - 0.56%
   Hochtief AG                       22,770    1,017,860
                                             ------------

ELECTRICAL & ELECTRONICS - 3.94%
   Siemens AG                       120,000    7,183,235
                                             ------------

INSURANCE -3.47%
   Allianz AG Holding                23,070    4,924,978
   Muencherner Rueckversicherungs       500    1,415,557
                                             ------------
                                               6,340,535
                                             ------------
MACHINERY & ENGINEERING - 1.89%
   Mannesmann AG                      5,725    2,555,897
   M.A.N. AG                          2,902      903,083
                                             ------------
                                               3,458,980
                                             ------------
MATERIALS & COMMODITIES - 0.52%
   Degussa AG                        17,900      945,833
                                             ------------

MULTI-INDUSTRY - 1.67%
   Viag AG                            6,656    3,038,292
                                             ------------







The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)







                                                          Value
                                             Shares      (Note 2)

TELECOMMUNICATIONS - 2.70%
   Deutsche Telekom                           200,250  $ 4,917,606
                                                       ------------

UTILITIES - GAS & ELECTRIC - 4.08%
   RWE AG                                      75,810    3,258,503
   VEBA AG                                     74,150    4,185,794
                                                       ------------
                                                         7,444,297
                                                       ------------
TOTAL GERMAN SECURITIES
   (Identified Cost $39,490,329)                        59,535,759
                                                       ------------

HONG KONG - 3.18%

ENERGY SOURCES - OIL/GAS - 0.33%
   Zhenhai Refining & Chemical Co Ltd.      1,682,000      607,962
                                                       ------------
RETAIL - APPAREL - 0.62%
   Giordano International Ltd.              1,650,000    1,128,892
                                                       ------------
SOFTWARE - 1.20%
   Founder Hong Kong Ltd.                   3,240,000    2,195,821
                                                       ------------
TELECOMMUNICATIONS - 0.36%
   Champion Technology Holdings             4,398,729      567,832
   Champion Technology Holdings 6/30/1998
      warrants                                879,745       40,884
   Kantone Holdings*                          424,025       44,337
                                                       ------------
                                                           653,053
                                                       ------------
TEXTILES & APPAREL - 0.61%
   Yizheng Chemical Fibre Co. Ltd.          6,224,000    1,108,770
                                                       ------------
WHOLESALE - SPECIAL LINES - 0.06%
   Goldlion Holdings Ltd.                     200,000      111,663
                                                       ------------
TOTAL HONG KONG SECURITIES
   (Identified Cost $5,961,020)                          5,806,161
                                                       ------------
ITALY - 13.68%

AUTOMOBILES - 1.01%
   Fiat S.p.A.                                509,000    1,835,218
                                                       ------------
BUILDING MATERIAL & COMPONENTS - 0.29%
   Italcementi S.p.A.                          83,600      522,072
                                                       ------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)








                                                                Value
                                                   Shares     (Note 2)

CONSTRUCTION & HOUSING - 0.27%
   Sirti S.p.A.                                      86,500  $  499,669
                                                             ------------
ENERGY SOURCES - OIL/GAS - 3.15%
   Edison S.p.A.                                    104,000     518,043
   Eni S.p.A                                        921,940   5,227,835
                                                             ------------
                                                              5,745,878

FINANCIAL SERVICES - 1.59%
   Banca Commerciale Italiana                       352,000     729,968
   Banco Ambrosiano Veneto S.p.A.                   120,100     346,703
   Credito Italiano S.p.A.                          489,000     895,958
   Istituto Bancario San Paolo di Torina S.p.A.     126,800     925,570
                                                             ------------
                                                              2,898,199
                                                             ------------
FOOD & HOUSEHOLD PRODUCTS - 0.22%
   Parmalat Finanziaria S.p.A.                      280,080     396,840
                                                             ------------
INSURANCE - 1.81%
   Assicurazioni Generali S.p.A.                    143,104   2,605,126
   R.A.S. S.p.A.                                     47,575     376,981
   S.A.I.                                            40,400     313,225
                                                             ------------
                                                              3,295,332

MULTI-INDUSTRY - 0.85%
   Montedison S.p.A.*                             1,033,140     682,921
   Pirelli S.p.A.*                                  348,000     863,137
                                                             ------------
                                                              1,546,058
                                                             ------------
RETAIL - SPECIATLY STORES - 0.17%
   La Rinascente S.p.A.                              55,000     306,044
   La Rinascente S.p.A. 7/23/97 rights               45,000       2,042
   La Rinascente S.p.A. 7/23/97 rights               45,000       7,423
   La Rinascente S.p.A. 11/30/1999 warrants           2,250       1,113
                                                              ------------
                                                                316,622
                                                              ------------
TELECOMMUNICATIONS - 3.76%
   Telecom Italia S.p.A.                          1,060,000   3,422,196
   Telecomm Italia Mobile S.p.A.*                 1,060,000   3,434,686
                                                              ------------
                                                              6,856,882
                                                              ------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio  - June 30, 1997 (unaudited)







                                                            Value
                                               Shares      (Note 2)

TEXTILES & APPAREL - 0.29%
   Benetton Group S.p.A.                         33,252  $   531,871
                                                         ------------

UTILITIES - GAS & ELECTRIC - 0.27%
   Italgas S.p.A.                               150,000      486,041
                                                         ------------

TOTAL ITALIAN SECURITIES
   (Identified Cost $23,132,318)                          24,930,682
                                                         ------------

MEXICO - 2.57%

BEVERAGE & TOBACCO - 1.14%
   Coca-Cola Femsa S.A.                         400,000    2,088,050
                                                         ------------
FOOD - PROCESSING - 0.65%
   Grupo Industrial Maseca S.A. - Series B    1,075,000    1,179,257
                                                         ------------
REAL ESTATE - 0.04%
   Grupo Situr S.A. - Series B                1,575,000       71,493
                                                         ------------
RETAIL - DEPARTMENT STORES - 0.74%
   Cifra, SA - Series A                          79,500      145,751
   Cifra, SA  - Series B                        650,000    1,196,594
                                                          ------------
                                                           1,342,345
                                                          ------------
TOTAL MEXICAN SECURITIES
   (Identified Cost $2,843,935)                            4,681,145
                                                          ------------

SPAIN - 9.73%

BEVERAGE & TOBACCO - 0.13%
   Tabacalera SA - A                              4,266      228,906
                                                          ------------
CONSTRUCTION & HOUSING - 0.30%
   Dragados & Construcciones SA                  11,988      248,845
   Fomento de Construcciones y Contratas SA       2,277      290,235
                                                          ------------
                                                             539,080
                                                          ------------
ENERGY SOURCES - OIL/GAS - 0.89%
   Repsol SA                                     38,365    1,621,375
                                                          ------------


The accompanying notes are an integral part of the financial statements.






Investment Portfolio - June 30, 1997 (unaudited)



                                                               Value
                                                  Shares     (Note 2)

FINANCIAL SERVICES - 3.06%
   Banco Bilbao Vizcaya                            28,290  $  2,297,139
   Banco Central Hispanoamericano SA               18,888       690,614
   Banco Santander SA                              56,184     1,730,329
   Corp. Bancaria De Espana SA (Argentaria)        15,512       868,124
                                                           ------------
                                                              5,586,206
                                                           ------------
INSURANCE - 0.08%
   Corporacion Mapfre                               2,823       150,137
                                                           -------------

METAL - STEEL - 0.24%
   Acerinox SA                                      2,343       438,833
                                                           -------------

MULTI-INDUSTRY - 0.22%
   Autopistas Concesionaria Espanola SA            29,865       405,184
                                                           ------------
REAL ESTATE - 0.02%
   Inmobiliaria Metropolitana Vasco Central SA      1,128        40,861
   Inmobiliaria Metropolitana Vasco Central SA
      7/26/1997 Rights                              1,128         2,013
                                                           ------------
                                                                 42,874
                                                           ------------
TELECOMMUNICATIONS - 1.74%
   Telefonica de Espana                           110,009     3,179,055
                                                           -------------

UTILITIES - GAS & ELECTRIC - 3.05%
   Empresa Nacional de Electridad (ENDESA)         29,210     2,451,103
   Gas Natural SDG - E                              4,993     1,090,292
   Iberdrola SA                                   122,474     1,545,315
   Union Electrica Fenosa SA                       52,126       473,827
                                                            ------------
                                                              5,560,537
                                                            ------------
TOTAL SPANISH SECURITIES
   (Identified Cost $9,477,871)                              17,752,187
                                                           -------------

UNITED KINGDOM - 1.72%

MERCHANDISING - 1.72%
   Tesco plc                                      510,005     3,136,132
                                                           -------------

TOTAL UNITED KINGDOM SECURITIES
   (Identified Cost $2,273,322)                               3,136,132
                                                           ------------
TOTAL COMMON STOCK
   (Identified Cost $116,545,241)                           164,327,249
                                                           ------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)








                                                    Principal Amount/       Value
                                                          Shares          (Note 2)

SHORT-TERM INVESTMENTS - 9.86%
   Federal Home Loan Bank Discount Note,
     7/14/1997                                      $        6,000,000  $  5,988,365
   Federal National Mortgage Association Discount
      Note, 7/15/1997                                        8,000,000     7,983,169
   U.S. Treasury Bill, 7/10/1997                             2,500,000     2,497,038
   Dreyfus U.S. Treasury Money Market                        1,519,058     1,519,058
                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $17,987,630)                                          17,987,630
                                                                        ------------
TOTAL INVESTMENTS - 99.96%
   (Identified Cost $134,532,871)                                        182,314,879

OTHER ASSETS, LESS LIABILITIES - 0.04%                                        77,313
                                                                        -------------

NET ASSETS -100%                                                        $182,392,192
                                                                        =============




*Non-income producing security.







FEDERAL TAX INFORMATION:

At June 30, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $134,532,871 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                         $53,301,064

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                          (5,519,056)

UNREALIZED APPRECIATION - NET                                               $47,782,008
                                                                            ============



The accompanying notes are an integral part of the financial statements.
11






INDUSTRY CONCENTRATION (AS A PERCENT OF NET ASSETS) (UNAUDITED)
                                                                 Percent of Net Assets
Aerospace & Military Technology                                                   0.20%
Airlines                                                                          0.25%
Automobiles                                                                       8.00%
Banking                                                                           6.72%
Beverage & Tobacco                                                                3.00%
Building Materials & Components                                                   0.74%
Business & Public Services                                                        1.94%
Chemicals                                                                         3.59%
Construction & Housing                                                            1.29%
Electrical & Electronics                                                          5.41%
Energy Sources                                                                    7.98%
Financial Services                                                                5.09%
Food & Household Products                                                         1.16%
Food Processing                                                                   0.65%
Health & Personal Care                                                            2.94%
Industrial Components                                                             0.50%
Insurance                                                                         5.36%
Leisure & Tourism                                                                 0.40%
Machinery & Engineering                                                           3.69%
Materials & Commodities                                                           1.77%
Merchandising                                                                     5.19%
Metals-Steel                                                                      0.24%
Multi-Industry                                                                    4.28%
Real Estate                                                                       0.06%
Retail                                                                            1.53%
Software                                                                          1.20%
Telecommunication                                                                 8.56%
Textiles & Apparel                                                                0.90%
Utilities - Gas & Electric                                                        7.40%
Wholesale - Special Lines                                                         0.06%
                                                                 ----------------------
TOTAL COMMON STOCK                                                               90.10%
                                                                 ======================



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)





JUNE 30, 1997

ASSETS:

Investments, at value (Identified Cost $134,532,871)(Note 2)        $182,314,879
Foreign currency, at value (cost $8,992,265)                           8,793,759
Cash                                                                      79,595
Receivable for forward foreign currency exchange
   contracts sold (Note 2)                                            78,358,811
Foreign tax reclaims receivable                                          507,624
Dividends receivable                                                     169,417
Receivable for fund shares sold                                           32,700
Prepaid expense                                                            1,120
                                                                     ------------
TOTAL ASSETS                                                         270,257,905
                                                                     ------------
LIABILITIES:

Accrued management fees (Note 3)                                         146,365
Accrued Directors' fees (Note 3)                                           1,359
Payable for forward foreign currency contracts sold,
   at value (Note 2)                                                  77,555,700
Payable for securities purchased                                       9,744,712
Payable for fund shares redeemed                                         374,406
Custodian fee payable                                                     28,016
Audit fee payable                                                         13,198
Other payables and accrued expenses                                        1,957
                                                                    ------------
TOTAL LIABILITIES                                                     87,865,713
                                                                    ------------
NET ASSETS FOR 13,111,040 SHARES OUTSTANDING                        $182,392,192
                                                                    ============

NET ASSETS CONSIST OF:

Capital stock                                                       $    131,112
Additional paid-in-capital                                           119,569,294
Undistributed net investment income                                    2,035,190
Accumulated net realized gain on investments                          12,203,320
Net unrealized appreciation on investments, foreign currency,
  forward currency contracts, and other assets and liabilities        48,453,276
                                                                    ------------

TOTAL NET ASSETS                                                    $182,392,192
                                                                    ============
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($182,392,192/13,111,040 shares)                                    $      13.91
                                                                    ============



The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)






FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME:

Dividends (net of withholding)                                        $ 2,129,946
Interest                                                                  686,363
                                                                      -----------
Total Investment Income                                                 2,816,309
                                                                      -----------
EXPENSES:

Management fees (Note 3)                                                  818,982
Directors' fees (Note 3)                                                    3,076
Custodian fee                                                              42,612
Audit fee                                                                  13,197
Registration and filing fees                                                2,208
Miscellaneous                                                              11,526
                                                                      -----------
Total Expenses                                                            891,601
                                                                      -----------
NET INVESTMENT INCOME                                                   1,924,708
                                                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
    Investments (identified cost basis)                                   787,313
     Foreign currency and forward foreign currency
         exchange contracts                                             8,604,612
                                                                       -----------
Net realized gain on investments                                        9,391,925
                                                                       -----------
Net change in unrealized appreciation on-
   Investments                                                         17,930,837
   Foreign currency and forward foreign currency exchange contracts
       and other assets and liabilities                                 1,690,111
                                                                      -----------
Net unrealized appreciation on investments                             19,620,948
                                                                      -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                                      29,012,873
                                                                      -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    $30,937,581
                                                                      ===========



The accompanying notes are an integral part of financial statements.

Statement of Changes in Net Assets (unaudited)






                                             For the Six Months     For the Year
                                                Ended 6/30/97      Ended 12/31/96
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                        $         1,924,708  $     1,991,419
Net realized gain on investments                       9,391,925        6,984,916
Net change in unrealized appreciation on         ---------------  ---------------
   investments                                        19,620,948       18,859,565
                                                 ---------------  ---------------
Net increase in net assets from operations            30,937,581       27,835,900
                                                 ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                    --       (1,821,116)
From net realized gain on investments                         --         (241,966)
                                                 ---------------  ---------------
Total distributions to shareholders                           --       (2,063,082)
                                                 ---------------  ---------------
CAPITAL STOCK ISSUED AND REDEEMED:


Net increase (decrease) from capital share
   transactions (Note 5)                               2,123,262       (4,735,326)
                                                 ---------------  ---------------
Net increase in net assets                            33,060,843       21,037,492

NET ASSETS:

Beginning of period                                  149,331,349      128,293,857
                                                 ---------------  ---------------
End of period (including undistributed net
   investment income of $2,035,190 and
   $110,482,  respectively)                  $       182,392,192  $   149,331,349
                                                  ==============   ===============


The accompanying notes are an integral part of the financial statements.

Financial Highlights (unaudited)








                                          For the Six
                                            Months       For the Years Ended
                                             Ended
                                            6/30/97           12/31/96          12/31/95    12/31/94    12/31/93


PER SHARE DATA (FOR A SHARE
OUTSTANDING THROUGHOUT EACH PERIOD):

NET ASSET VALUE - BEGINNING  OF PERIOD   $      11.54   $               9.57   $    9.54   $   11.33   $    9.19
                                            ---------            -----------     -------     -------      ------
Income from investment operations:
   Net investment income                        0.146                  0.156       0.123       0.143       0.150
   Net realized and unrealized gain
      (loss) on investments                     2.224                  1.976       0.262      (1.784)      2.240
                                            ---------            -----------     -------     -------      -------
Total from investment operations                2.370                  2.132       0.385      (1.641)      2.390
                                            ---------            -----------     -------     -------      -------
Less distributions to shareholders:
   From net investment income                      --                 (0.143)     (0.118)         --      (0.250)
   From paid-in-capital                            --                     --      (0.160)         --          --
   From net realized gain on
       investments                                 --                 (0.019)     (0.077)     (0.149)         --
   In excess of net realized gains                 --                     --          --          --          --
                                            ---------            -----------     --------     -------      -------
Total distributions to shareholders                --                 (0.162)     (0.355)     (0.149)     (0.250)
                                            ---------            -----------     --------     -------      -------
NET ASSET VALUE - END OF PERIOD          $      13.91   $              11.54   $    9.57   $    9.54   $   11.33
                                            =========            ===========     ========     =======      =======
Total return 2:                                 20.54%                 22.35%       4.14%    (14.48)%      26.00%

Net Ratios of expenses (to average
   net assets) /Supplemental Data:
    Expenses                                   1.09%3                   1.12%       1.20%       1.18%       1.16%
    Net investment income                      2.35%3                   1.46%       1.42%       1.38%       1.39%

Portfolio turnover                                  2%                     2%         14%         31%         20%

Average commission rate paid             $     0.0046   $             0.0013   $  0.0021           -           -

NET ASSETS - END OF PERIOD (000'S
 OMITTED)                                $    182,392   $            149,331   $ 128,294   $  85,964   $  92,012
                                            =========            ===========     =======     ========     ========


                                             For the
                                          Period 8/27/92
                                          (commencement
                                          of operations)
                                           to 12/31/92


PER SHARE DATA (FOR A SHARE
OUTSTANDING THROUGHOUT EACH PERIOD):

NET ASSET VALUE - BEGINNING  OF PERIOD   $         10.00
                                              ----------
Income from investment operations:
   Net investment income                           0.030
   Net realized and unrealized gain
      (loss) on investments                        0.570
                                              ----------
Total from investment operations                   0.600
                                              ----------
Less distributions to shareholders:
   From net investment income                     (0.030)
   From paid-in-capital                               --
   From net realized gain on
       investments                                (1.240)
   In excess of net realized gains              (0.140)1
                                              ----------
Total distributions to shareholders               (1.410)
                                              ----------
NET ASSET VALUE - END OF PERIOD          $          9.19
                                              ==========
Total return 2:                                     6.01%

Net Ratios of expenses (to average
   net assets) /Supplemental Data:
    Expenses                                      1.33%3
    Net investment income                         0.85%3

Portfolio turnover                                     0%

Average commission rate paid                           -

NET ASSETS - END OF PERIOD (000'S
 OMITTED)                                $        72,163
                                               ==========



1    Distributions  differ from net investment income and net realized capital gains because of book/tax timing differences, due to the requirements of the Internal Revenue Code.

2  Represents aggregate total return for the period indicated.

3  Annualized.
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

1.     ORGANIZATION

International Series (the "Fund") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered to clients and employees of Manning & Napier Advisors, Inc. (The Advisor) and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as International Series Class G Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty (60) days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements (unaudited)

     FEDERAL INCOME TAXES

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

     FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

to Financial Statements (unaudited)

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counter parties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward currency exchange contracts sold on June 30, 1997 is as follows:





                                                        Net Unrealized
Settlement  Contracts       In Exchange    Contracts    Appreciation/
   Date     to Deliver          For        At Value     (Depreciation)

  07/30/97  Deutsche Marks  $ 31,924,774  $31,590,900  $        333,874
  07/30/97  French Francs   $ 46,434,037  $45,964,800  $        469,237



On June 30, 1997, the Fund had sufficient cash and/or securities to cover any commitments under there contracts.

     OTHER

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (unaudited)


3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $818,982 for the six months ended June 30, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed the limits set by applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $3,076 for the six months ended June 30, 1997.

4.     PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term securities, were $20,217,687 and $2,383,976, respectively, for the six months ended June 30, 1997.

Notes to Financial Statements (unaudited)

5.     CAPITAL STOCK TRANSACTIONS

Transactions in shares of International Series were:





             For the Six Months                  For the Year
                Ended 6/30/97                   Ended 12/31/96

             Shares               Amount        Shares           Amount
                 --------------    ----------  ---------------  -------------

Sold                    610,034   $ 7,687,878        1,645,694   $ 17,300,172
Reinvested                   --            --          184,488      2,044,126
Repurchased            (438,094)   (5,564,616)      (2,297,367)   (24,079,624)
                 ---------------   ----------  ---------------  -------------
Total                   171,940   $ 2,123,262         (467,185)  $ (4,735,326)
                ===============    =========== ================  ============



6.     FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable domestic companies and the United States government.

Manning & Napier Fund, Inc.


World Opportunities Series

Semi-Annual report
June 30, 1997

Management Discussion and Analysis

Dear Shareholders:

The World Opportunities Series is designed to provide the opportunity for Manning & Napier to apply our time-tested investment strategies to buy the stocks of companies throughout the world. The Series fits with our investment overview in two ways: first, it allows us to invest globally, wherever strong candidates are identified; second, it expands the pool of possible investments at a time when many U.S. stocks are at extremely high valuations.

A key point of our overview is the increasing importance of the global economy. With the spread of capitalism, removal of trade barriers, and improved technology, national borders are not the significant hurdle to
business  that  they  used  to  be.    A  large  percentage of publicly-traded
companies are now located outside the United States. It makes sense, therefore, to look for investment opportunities throughout the world, without limitations to certain countries. On the other hand, differences between financial markets and securities trading in different countries can create a significant hurdle to foreign investing. Utilizing a mutual fund can provide access to investment opportunities overseas while minimizing these operational obstacles.

A  second  important  component of our overview is that the U.S. stock market, taken as a whole, remains overvalued. Given this situation, investors can benefit from the wider field of potential investments provided by global investing. Our analysts review companies throughout the world to identify compelling investment opportunities for this Series.

As with any investment in foreign securities, currency fluctuations between that country and the U.S. can be an important factor in the Series returns. To help manage this risk, we have hedged the currencies of those countries where our analysis shows that the local currency is at risk of falling relative to the U.S. dollar. These hedges are used as a risk management tool; they are not used for speculative investments.

We would once again like to thank you for the opportunity of helping you meet your investment goals. It is a service in which we take great pride.


Manning & Napier Advisors, Inc.

Performance Update as of June 30, 1997 (unaudited)

<graphic>
<line chart>

Data for line chart to follow:





               Manning & Napier            S&P 500         Morgan Stanley Capital
Date      World Opportunities Series  Total Return Index  International World Index

09/06/96                      10,000              10,000                     10,000
09/30/96                      10,040              10,497                     10,390
12/31/96                      10,482              11,372                     10,865
03/31/97                      11,026              11,677                     10,896
06/30/97                      12,866              13,714                     12,536









Manning & Napier Fund, Inc.
World Opportunities Series
                                                 Total Return
                                                 -------------
Through                      Growth of $10,000                  Average
06/30/97                         Investment       Cumulative    Annual

Inception 2                  $           12,866         28.66%  N/A










S&P 500 Total Return Index

                                                Total Return
                                                -------------
Through                     Growth of $10,000                  Average
06/30/97                        Investment       Cumulative    Annual
Inception 2                      $13,714           37.14%        N/A











Morgan Stanley
Capital International World Index
                                                       Total Return
                                                       -------------
Through                            Growth of $10,000                  Average
06/30/97                               Investment       Cumulative    Annual

Inception 2                        $           12,536         25.36%  N/A





The value of a $10,000 investment in the Manning & Napier Fund, Inc. - World Opportunities Series from its inception (9/6/96) to present
(6/30/97) as compared to the Standard & Poor's (S&P) 500 Total
Return Index and the Morgan Stanley Capital International World Index. 1

1 The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed the New York Stock Exchange, American Stock Exchange, and Over-the-
Counter market. The Morgan Stanley Capital International World Index is an market capitalization-weighted measure of the total return of 1,568 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The Morgan Stanley Capital International Index is denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from September 6, 1996, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.
2

Investment Portfolio - June 30, 1997 (unaudited)






                                                              Value
                                                 Shares     (Note 2)

COMMON STOCK - 89.6%

AMUSEMENT & RECREATIONAL SERVICES - 4.0%
   Resorts World Bhd. (Malaysia)                1,300,000  $3,913,270
                                                           -----------

APPLIANCES - 4.0%
   Brasmotor S.A. (Brazil)                     16,800,000   3,979,365
                                                           -----------

BEVERAGES - 2.6%
   Vitasoy International Holdings Ltd.
     (Hong Kong)                                5,810,000   2,606,295
                                                           -----------

BROADCAST SERVICES - 7.1%
   Groupe AB SA - ADR (France)                    406,500   3,455,250
   Television Broadcasts Ltd. (Hong Kong)         800,000   3,593,866
                                                           -----------
                                                            7,049,116
                                                           -----------
CHEMICALS & ALLIED PRODUCTS - 5.7%
   Novartis AG - ADR (Switzerland)                 70,000   5,603,458
                                                           -----------

COMPUTER EQUIPMENT - 2.7%
  Varitronix International Ltd. (Hong Kong)     1,551,000   2,632,874
                                                           -----------

DIAMONDS - 3.7%
   De Beers Centenary AG - ADR (South Africa)     100,000   3,693,750
                                                           -----------

ELECTRONICS & ELECTRICAL PRODUCTS - 6.0%
   Toshiba Corp. (Japan)                          300,000   1,928,898
   Vtech Holdings Ltd. (Hong Kong)                930,000   1,752,784
   Coleman Company, Inc.* (United States)         134,000   2,311,500
                                                           -----------
                                                            5,993,182
                                                           -----------
FOOD - MISCELLANEOUS - 7.3%
   Grand Metropolitan Plc (United Kingdom)        485,504   4,698,379
   Nestle SA (Switzerland)                          1,920   2,530,228
                                                           -----------
                                                            7,228,607
                                                           -----------
INDUSTRIAL & COMMERCIAL MACHINERY - 0.2%
   First Tractor Company Ltd.* (Hong Kong)        250,000     164,590
                                                           -----------

PAPER & ALLIED PRODUCTS - 5.4%
   Asia Pulp & Paper Company Ltd. - ADR
     (Singapore)                                  355,000   5,369,375
                                                           -----------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)









                                                           Shares/          Value
                                                      Principal Amount     (Note 2)

PETROLEUM REFINING - 4.9%
   YPF Sociedad Anonima - ADR (Argentina)                       156,000  $ 4,797,000
                                                                         ------------

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 2.8%
   Eastman Kodak Co. (United States)                             36,000    2,763,000
                                                                         ------------

SOFTWARE - 4.3%
   Founder Hong Kong Ltd. (Hong Kong)                         4,377,600    2,966,798
   NTT Data Corp. (Japan)                                            32    1,236,728
                                                                          -----------
                                                                           4,203,526
                                                                          -----------
TELECOMMUNICATIONS - 24.8%
   Equipment - 4.9%
   OY Nokia Ab - ADR (Finland)                                   65,000    4,793,750
                                                                         ------------

   SERVICES - 19.9%
   Compania Anonima Nacional Telefonica de
      Venesuela (CANTV) - ADR* (Venezuela)                       95,000    4,096,875
   Stet Societa Finanziaria Telefonica S.p.A. - ADR
       (Italy)                                                   85,000    4,961,875
   Telecommunicacoes Brasileiras SA (Telebras) -
       ADR (Brazil)                                              40,000    6,070,000
   Vimpel-Communications - ADR* (Russia)                        120,000    4,560,000
                                                                          -----------
                                                                          19,688,750
                                                                          -----------
                                                                          24,482,500
                                                                          -----------
TOBACCO - 4.1%
   PT Hanjaya Mandala Sampoerna (Indonesia)                   1,070,000    4,081,943
                                                                         ------------

TOTAL COMMON STOCK
   (Identified Cost $71,194,520)                                          88,561,851
                                                                         ------------

SHORT-TERM INVESTMENTS - 7.6%
   Federal Home Loan Bank Bond, 7/7/1997              $       4,000,000    3,996,427
   Dreyfus U.S. Treasury Money Market                         3,485,638    3,485,638
                                                                         -----------
TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $7,482,065)                                          $ 7,482,065
                                                                         -----------


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)






                                               Value
                                              (Note 2)


TOTAL INVESTMENTS - 97.2%
 (Identified Cost $78,676,585)              $96,043,916

OTHER ASSETS, LESS LIABILITIES - 2.8%         2,729,276
                                           ------------

NET ASSETS -100%                            $98,773,192
                                           ============



*Non-income producing security.







FEDERAL TAX INFORMATION:
At June 30, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $78,676,585 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                             $19,082,837

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                             (1,715,506)
                                                                                ------------

UNREALIZED APPRECIATION - NET                                                   $17,367,331
                                                                                ============









COUNTRY ALLOCATION (AS A PERCENT OF NET ASSETS):

Argentina                                          4.9%
Brazil                                            10.2%
Finland                                            4.9%
France                                             3.5%
Hong Kong                                         13.9%
Indonesia                                          4.1%
Italy                                              5.0%
Japan                                              3.2%
Malaysia                                           4.0%
Russia                                             4.6%
Singapore                                          5.4%
South Africa                                       3.7%
Switzerland                                        8.2%
United Kingdom                                     4.8%
United States                                      5.1%
Venezuela                                          4.1%
                                                  -----
Total Common Stock                                89.6%
                                                  =====




The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)





JUNE 30, 1997

ASSETS:

Investments, at value (Identified Cost $78,676,585) (Note 2)                        $ 96,043,916
Foreign currency, at value (cost $3,926,249)                                           3,814,976
Cash                                                                                      46,090
Receivable for forward foreign currency exchange contracts
   sold (Note 2)                                                                      10,697,256
Receivable for securities sold                                                           462,518
Dividends receivable                                                                     150,542
Receivable for fund shares sold                                                           17,920
Foreign tax reclaims receivable                                                            7,882
                                                                                     -----------
TOTAL ASSETS                                                                         111,241,100
                                                                                     -----------
LIABILITIES:

Accrued management fees (Note 3)                                                          78,827
Accrued Directors' fees (Note 3)                                                           1,563
Payable for forward foreign currency exchange contracts sold, at value
  (Note 2)                                                                            10,836,298
Net payable on closed forward foreign currency exchange contracts                         79,444
Payable for securities purchased                                                       1,183,297
Payable for fund shares redeemed                                                         273,448
Other payables and accrued expenses                                                       15,031
                                                                                     -----------
TOTAL LIABILITIES                                                                     12,467,908
                                                                                     -----------
NET ASSETS FOR 7,724,661 SHARES OUTSTANDING                                         $ 98,773,192
                                                                                    ============

NET ASSETS CONSIST OF:

Capital stock                                                                       $     77,246
Additional paid-in-capital                                                            77,578,111
Undistributed net investment income                                                      462,859
Accumulated net realized gain on investments                                           3,536,837
Net unrealized appreciation on investments, foreign currency,
    forward foreign currency exchange contracts, and other assets and liabilities     17,118,139
                                                                                    ------------

TOTAL NET ASSETS                                                                    $ 98,773,192
                                                                                    ============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($98,773,192/7,724,661 shares)                                                    $      12.79
                                                                                    ============




The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)






FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME:

Dividends (net of withholding)                               $   814,900
Interest                                                         146,700
                                                              -----------
Total Investment Income                                          961,690
                                                              -----------
EXPENSES:

Management fees (Note 3)                                         427,277
Directors' fees (Note 3)                                           3,306
Custodian fee                                                     46,191
Audit fee                                                          9,918
Miscellaneous                                                     12,139
                                                              -----------
Total Expenses                                                   498,831
                                                              -----------
NET INVESTMENT INCOME                                            462,859
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on -
    Investments (identified cost basis)                        1,982,382
    Foreign currency and forward foreign currency exchange
      contracts                                                1,532,824
                                                              -----------
Net realized gain on investments                               3,515,206
                                                              -----------
Net change in unrealized appreciation on -
   Investments                                                14,639,463
   Foreign currency,  forward foreign currency exchange
      contracts, and other assets and liabilities               (634,128)
                                                              -----------
Net unrealized appreciation on investments                    14,005,335
                                                              -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                             17,520,541
                                                             ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                           $17,983,400
                                                             ============



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (unaudited)







                                                                      For the Period 9/6/96
                                                                          (commencement
                                                For the Six Months       of operations)
                                                   Ended 6/30/97           to 12/31/96
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                           $           462,859  $              367,076
Net realized gain on investments                          3,515,206                  93,389
Net change in unrealized appreciation on
   investments                                           14,005,335               3,112,804
                                                     ---------------        ---------------
Net increase in net assets from operations               17,983,400               3,573,269
                                                     ---------------        ---------------
DISTRIBUTIONS TO SHAREHOLDERS
    (NOTE 2):

From net investment income                                       --                (370,123)
From net realized gain on investments                            --                 (68,711)
                                                     ---------------         ---------------
Total distributions to shareholders                              --                (438,834)
                                                     ---------------         ---------------
CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                  3,451,472              74,203,885
                                                     ---------------          ---------------
Net increase in net assets                               21,434,872              77,338,320

NET ASSETS:

Beginning of period                                      77,338,320                      --
                                                     ---------------          ---------------
END OF PERIOD (including undistributed net
    investment income of $462,859 and $0,
      respectively                              $        98,773,192  $           77,338,320
                                                     ===============          ===============


The accompanying notes are an integral part of the financial statements.

Financial Highlights (unaudited)







                                                                                  For the Period 9/6/96
                                                                  For the Six         (commencement
                                                                  Months Ended       of operations)
                                                                    6/30/97            to 12/31/96

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
THE PERIOD):

NET ASSET VALUE - BEGINNING  OF PERIOD                           $       10.42   $                10.00
                                                                    ----------            -------------
Income from investment operations:
   Net investment income                                                 0.060                    0.051
   Net realized and unrealized gain on investments                       2.310                    0.429
                                                                    ----------            -------------
Total from investment operations                                         2.370                    0.480
                                                                    ----------            -------------
Less distributions to shareholders:
   From net investment income                                               --                   (0.051)
   From net realized gain on investments                                    --                   (0.009)
                                                                    ----------            -------------
Total distributions to shareholders                                         --                   (0.060)
                                                                    ----------            -------------
NET ASSET VALUE - END OF PERIOD                                  $       12.79   $                10.42
                                                                    ==========            =============
Total return 1:                                                          22.74%                    4.82%

Ratios of expenses (to average net assets) /
Supplemental Data:
   Expenses                                                             1.17%2                   1.17%2
   Net investment income                                                1.08%2                   1.54%2

Portfolio turnover                                                          45%                       1%

Average commission rate paid                                     $      0.0111   $               0.0065

NET ASSETS - END OF PERIOD (000'S OMITTED)                       $      98,773   $               77,338
                                                                    ===========          ==============
1  Represents aggregate total return for the period indicated.
2  Annualized.




The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)


1.     ORGANIZATION

World Opportunities Series (the "Fund") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered to clients and employees of Manning & Napier Advisors, Inc. (The Advisor) and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as World Opportunities Series Class U Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt  securities,  including  government bonds and mortgage backed securities,
will     normally be valued on the basis of evaluated bid prices.

Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty (60) days or less are valued at amortized cost which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements (unaudited)

     FEDERAL INCOME TAXES

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Fund uses the identified cost method for determining realized gain or loss
on          investments  for  both  financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

     FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements (unaudited)

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The  Fund  may purchase or sell forward foreign currency contracts in order to
hedge  a       portfolio position or specific transaction.  Risks may arise if the counter parties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward currency exchange contracts sold on June 30, 1997 is as follows:





                                                      Net unrealized
Settlement  Contracts      In Exchange   Contracts    Appreciation/
   Date     to Deliver         For        At Value    (Depreciation)

  07/11/97  French Francs  $  1,381,693  $1,361,008  $        20,685
  07/11/97  French Francs     1,339,503   1,309,970           29,533
  07/11/97  Japanese Yen      4,870,909   5,150,433         (279,524)
  07/11/97  Swiss Francs      3,105,151   3,014,887           90,264




On June 30, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

     OTHER

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (unaudited)


3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $427,227 for the six months ended June 30, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed the limits set by applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $3,306 for the six months ended June 30, 1997.

4.     PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term securities, were $35,802,345 and $34,571,386, respectively, for the six months ended June 30, 1997.

to Financial Statements (unaudited)

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of World Opportunities Series were:






                                                 For the Period 9/6/96
             For the Six Months                     (commencement of
                Ended 6/30/97                   operations) to 12/31/96


             Shares               Amount        Shares                    Amount
           ------------------    ------------  ------------------------   -----------

Sold                    537,084   $ 6,089,976                 7,582,503   $75,856,659
Reinvested                   --            --                    43,147       433,194
Repurchased            (231,281)   (2,638,504)                 (206,792)   (2,085,968)
                     ----------    ----------                ----------    ----------
Total                   305,803   $ 3,451,472                 7,418,858   $74,203,885
                     ==========    ==========                ==========    ==========




6.     FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable domestic companies and the United States government.

Manning & Napier Fund, Inc.

Technology Series

Anual Report the Period
January 1, 1997
to April 16, 1997
(Date of Complete
Redempion)

Performance Update as of April 16, 1997

<graphic>
<line chart>

Data for chart to follow:






          Manning & Napier        S&P 500
Date      Technology Series  Total Return Index

08/29/94             10,000              10,000
12/31/94             11,350               9,773
06/30/95             14,736              11,742
12/31/95             15,918              13,433
06/30/96             16,674              14,787
12/31/96             19,244              16,514
04/16/97             19,258              17,116








Manning & Napier Fund, Inc. - Technology Series

                                                                     Total Return
Through                                          Growth of $10,000                  Average
04/16/97                                             Investment       Cumulative     Annual

Year to Date                                     $           10,007          0.07%  N/A
Inception 2                                      $           19,258         92.58%    28.23%










S&P 500 Total Return Index

                                                Total Return
Through                     Growth of $10,000                  Average
04/16/97                        Investment       Cumulative     Annual

Year to Date                $           10,363          3.63%  N/A
Inception 2                 $           17,116         71.16%    22.62%






The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Technology Series for the periods 1/1/97 - 4/16/97 (date of complete redemption) and the most recent activation period 8/29/94 - 4/16/97
(date of complete redemption) as compared to the Standard & Poor's
(S&P) 500 Total Return Index. 1
1 The Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter
Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
2 The Fund and Index performance numbers are calculated from August 29, 1994, the Fund's most recent activation date. The Fund's performance is historical and may not be indicative of future results.


1

Investment Portfolio - April 16, 1997

Note: Shares of the Fund were completely redeemed on April 16, 1997, therefore, there are no investments held in the portfolio.



The accompanying notes are an integral part of the financial statements.
2

Statement of Assets and Liabilities






APRIL 16, 1997 (DATE OF COMPLETE REDEMPTION)
ASSETS:

Cash                                          $162,537
                                             ---------
TOTAL ASSETS                                   162,537
                                             ---------

LIABILITIES (NOTE 8):

Accrued management fees (Note 3)               123,974
Accrued Directors' fees (Note 3)                 3,322
Audit fee payable                               11,980
Other payables and accrued expenses             23,261
                                             ---------
TOTAL LIABILITIES                              162,537
                                             ---------
NET ASSETS FOR 0 SHARES OUTSTANDING                 $0
                                             =========
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($0/0 shares)                                       $0
                                             =========


The accompanying notes are an integral part of the financial statements.






Statement of Operations
FOR THE PERIOD JANUARY 1, 1997 TO APRIL 16, 1997 (DATE OF COMPLETE REDEMPTION)

INVESTMENT INCOME:

Interest                                                                        $    441,426
Dividends                                                                             37,403
                                                                                   ---------
Total Investment Income                                                              478,829
                                                                                   ---------

EXPENSES:

Management fees (Note 3)                                                             316,536
Directors' fees (Note 3)                                                               1,661
Custodian fee                                                                          7,260
Audit fee                                                                             14,905
Miscellaneous                                                                         19,339
                                                                                    ---------
Total Expenses                                                                       359,701
                                                                                    ---------
NET INVESTMENT INCOME                                                                119,128
                                                                                    ---------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments and other assets (identified cost basis)         17,737,605
Net change in unrealized depreciation on investments and other assets            (17,700,746)
                                                                                 -----------
NET REALIZED AND UNREALIZED GAIN  (LOSS)
   ON INVESTMENTS                                                                     36,859
                                                                                   ---------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              $    155,987
                                                                                   =========



The accompanying notes ae an integral part of the financial statements.






Statement of Changes in Net Assets

                                                              For the Period
                                                             1/1/97 to 4/16/97
                                                             (date of complete     For the Year
                                                                redemption)       Ended 12/31/96
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                       $          119,128   $      (157,768)
Net realized gain on investments                                    17,737,605         7,770,819
Net change in unrealized appreciation (depreciation)
   on investments                                                  (17,700,746)       12,349,434
                                                                   -----------       -----------
Net increase in net assets from operations                             155,987        19,962,485
                                                                   -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                            (120,347)          (37,295)
From net realized gains                                            (25,220,220)       (2,466,358)
                                                                   -----------       -----------
Total distributions to shareholders                                (25,340,567)       (2,503,653)
                                                                   -----------       -----------
CAPITAL STOCK ISSUED AND REDEEMED:

Net increase (decrease)  in net assets from capital share
   transactions (Note 5)                                           (87,247,477)       41,826,182
                                                                   -----------       -----------
Net increase (decrease) in net assets                             (112,432,057)       59,285,014

NET ASSETS:

Beginning of period                                                112,432,057        53,147,043
                                                                   -----------       -----------
End of period (including undistributed net investment
   income of $0 and $0 respectively)                        $                0   $   112,432,057
                                                                   ===========       ===========



The accompanying notes are an integral part of the financial statements.







Financial Highlights
                                                   For the        For the     For the       For the        For the
                                                    Period          Year        Year        Period         Period
                                                    1/1/97         Ended       Ended      8/29/94   1     1/1/92 to
                                                to 4/16/97   2    12/31/96    12/31/95    to 12/31/94    5/11/92   2


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD)*

NET ASSET VALUE - BEGINNING  OF PERIOD              $12.58         $10.71      $11.35      $10.00  3       $10.25
                                                    ------         ------      ------      --------       --------
Income from investment operations:
Net investment income                               0.016         (0.021)      0.018        (0.013)         0.010
Net realized and unrealized gain (loss)
on investments                                     (0.007)         2.191       4.515         1.363          1.530
                                                    ------         ------      ------      --------       --------
Total from investment operations                    0.009          2.170       4.533         1.350          1.540
                                                    ------         ------      ------      --------       --------
Less distributions to shareholders:
From net investment income                         (0.016)           --       (0.010)         --             --
From net realized gain on investments              (3.353)        (0.300)     (5.163)         --           (1.940)
Redemption of capital                              (9.220)           --          --           --           (9.850)
                                                    ------         ------      ------      --------       --------
Total distributions to shareholders                (12.589)       (0.300)     (5.173)         --          (11.790)
                                                    ------         ------      ------      --------       --------
NET ASSET VALUE - END OF PERIOD                     $0.00          $12.58      $10.71       $11.35          $0.00
                                                    ======         ======      ======      ========       ========
Total return (4):                                    -- 5          20.90%      40.25%        13.5%          --  5

Ratios of expenses (to average net assets) /
Supplemental Data:
Expenses                                         1.07%  6, 5       1.04%       1.12%       1.32%  6      1.35%  6, 5
Net investment income                            0.36%  6, 5      (0.17%)      0.13%      (0.40)%  6     0.20%  6, 5

Portfolio turnover                                   48%            107%        107%          5%             0%

Average commission rate paid                       $0.0174        $0.0163     $0.0156         --             --

NET ASSETS - END OF PERIOD (000'S OMITTED)            --          $112,432    $53,147       $51,929          --
                                                    ======        ========     ======        ======        ======




Financial Highlights

                                                 For the
                                                Year Ended
                                                 12/31/91

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD)*

NET ASSET VALUE - BEGINNING  OF PERIOD            $8.00
                                                  -----
Income from investment operations:
Net investment income                            (0.040)
Net realized and unrealized gain (loss)
on investments                                    2.930
                                                  -----
Total from investment operations                  2.890
                                                  -----
Less distributions to shareholders:
From net investment income                          --
From net realized gain on investments            (0.640)
Redemption of capital                               --
                                                  -----
Total distributions to shareholders              (0.640)
                                                  -----
NET ASSET VALUE - END OF PERIOD                   $10.25
                                                  =====
Total return (4):                                 36.1%

Ratios of expenses (to average net assets) /
Supplemental Data:
Expenses                                          1.13%
Net investment income                            (0.33)%

Portfolio turnover                                  4%

Average commission rate paid                        --

NET ASSETS - END OF PERIOD (000'S OMITTED)        $5,594
                                                  ======






* The investment practice of the Fund results in the active operation of the investment portfolio for discrete period. The Fund was in active operation from November 4, 1988 to May 11, 1992. On May 11, 1992, the Fund redeemed all shares held. The
Fund recommenced investment operations on August 29, 1994. On April 16, 1997, the Fund redeemed all shares held.
1  Recommencement of operations.
2 Date of complete redemption.
3 Initial offering price upon recommencement of operations on August 29, 1994. 4 Total return represents aggregate total return for the period indicated.
5 The Fund ceased investment operations on April 16, 1997 and May 11, 1992; therefore, ratios and total return would not be representative of an actively operating fund.
6 Annualized.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.     ORGANIZATION

Technology Series (the "Fund") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund were offered to clients and employees of Manning & Napier Advisors, Inc. (the Advisor) and its affiliates. The investment practice of the Fund results in the active operation of the investment portfolio for discrete periods. As of April 16, 1997, the Fund had been in active operation from November 4, 1988 to May 11, 1992 and from August 29, 1994 to April 16, 1997.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of April 16, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Technology Series Class D Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

     FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

At April 16, 1997, the Fund had no open foreign currency exchange contracts.

     OPTION CONTRACTS

The Fund may write (sell) or buy call or put options on securities and other financial instruments. When the Fund writes a call, the Fund gives the purchaser the right to buy the underlying security from the Fund at the price specified in the option contract (the exercise price) at any time during the option period. When the Fund writes a put option, the Fund gives the purchaser the right to sell to the Fund the underlying security at the exercise price at any time during the option period. The Fund will only write options on a covered basis. This means that the Fund will own the underlying security when the Fund writes a call or the Fund will put aside cash, U.S. Government securities, or other liquid assets in the amount not less than the exercise price at all times the put option is outstanding.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Funds Statement of Assets and Liabilities as an
asset  and  an  equivalent  liability.    The  amount  of  the  liability  is
subsequently marked-to-market to reflect the current market value of the option. The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

If a written option expires on its stipulated expiration date or if the Fund enters into a closing transaction, a gain or loss is realized on the contract.
  When a gain or loss is realized, the liability related to such option contract is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the premium received from the option is added to proceeds from the sale of the underlying security thereby increasing the gain or decreasing the loss from the sale of the underlying security. If a written put option is exercised, the cost of the underlying security purchased by the Fund will be decreased by the premium originally received.

The Fund may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Fund for the purchase of a call or put option is included in the Funds Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option. The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

Notes to Financial Statements

OPTION CONTRACTS (CONTINUED)
If an option the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercised a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are decreased by the premium originally paid.

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. At April 16, 1997, the Fund had no open option contracts.


     OTHER

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $316,536 for the period ended April 16, 1997 (date of complete redemption).

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed the limits set by applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

Notes to Financial Statements

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $1,661 for the period ended April 16, 1997 (date of complete redemption).
 .
4.     PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term securities, were $30,698,090 and $129,452,583, respectively, for the period ended April 16, 1997 (date of complete redemption).

5.     CAPITAL STOCK TRANSACTIONS
     Transactions in shares of Technology Series Class D Common Stock were:





               For the Period
             1/1/97 to 4/16/97                    For the Year
             (Date of Complete                   Ended 12/31/96
                Redemption)
                   Shares            Amount          Shares          Amount

Sold                   140,662   $   1,851,722        4,212,766   $44,608,367
Reinvested           2,735,952      25,225,480          243,127     2,487,188
Repurchased        (11,816,378)   (114,324,679)        (479,442)   (5,269,373)
                   -----------    ------------        ---------    ----------
Total               (8,939,764)  $ (87,247,477)       3,976,451   $41,826,182



6.     FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States government.

NOTES TO FINANCIAL STATEMENTS

7.     TECHNOLOGY SECURITIES

The Fund may focus its investments in certain related technology industries; hence, the Fund may subject itself to a greater degree of risk than a fund that is more diversified.

8.     FUND REDEMPTION

The investment practice of the Fund results in the active operation of the investment portfolio for discrete periods. The Fund was in active operation from August 29, 1994 to April 16, 1997. On April 16, 1997, the Fund redeemed all shares held based on the Funds net asset value on that date. Cash was left in the Fund to satisfy liabilities outstanding as of the date of complete redemption. Shares of the Fund were held by persons who were investment advisory clients and employees of the Funds Advisor. The ratios presented in the financial highlights table may not be representative of an actively traded fund.

Independent Auditors Report

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- TECHNOLOGY SERIES:

We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- Technology Series, including the schedule of portfolio investments, as of April 16, 1997 (date of complete redemption), and the related statement of operations for the period January 1, 1997 to April 16, 1997 (date of complete redemption), the statement of changes in net assets for the period then ended and for the year ended December 31, 1996, and its financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 16, 1997 (date of complete redemption) by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- Technology Series as of April 16, 1997 (date of compete redemption), the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
JUNE 30, 1997

Manning & Napier Fund, Inc.

New York Tax Exempt Series

Semi-Annual Report
June 30, 1997

Management Discussion and Analysis

Dear Shareholders:

With the summer comes the magic of little league baseball. At a recent game, a young boy was overheard saying you have to think a lot when you play baseball, but when the balls coming at you, you dont have a lot of time to think. This is also a good perspective on investing.

Investing requires a great deal of background thought and research, because like a sharp ground ball, individual pieces of economic data come quickly and with different hops and spins. If you try to find deep meaning in any individual economic release, that is, if you try to extrapolate a trend from a single data point, youll find the inputs too frequent to be handled intelligently. As the young ballplayer put it, you have to think a lot, and that thinking must be done in advance, and not in reaction to economic releases. Otherwise, you will find yourself changing direction constantly, given the variability of individual pieces of data.

From this perspective, in considering the question which is most crucial to long-term bond investors, (i.e., whats the direction of inflation) what matters most is that inflation continues to be moderate. Sure, there are individual pieces of data which can spook the bond market __ strong economic growth, low unemployment, rising wage data. However, it increasingly seems to be the case that for every area in which inflation pressures rise, there is an equal and opposite reaction in another area. For example, recent data supporting lower inflation are as follows:

The Employment Cost Index, which suggests that although wage growth had increased slightly, benefit growth had decelerated. The combination of the two means that overall labor costs have not been accelerating.

Stable to falling commodity prices, especially crude oil prices which have fallen 20% from last winters highs.

The strengthening of the U.S. dollar relative to other currencies. This makes imports cheaper and puts pressure on U.S. producers to keep prices down to stay competitive.

Thinking in advance, rather than in reaction to individual economic releases, we have formulated an overview that global competition means consumers need not accept much in the way of price increases. No individual inflation indicator would confirm or refute this overview, but the net total of the evidence should suggest that:

1)     Consumers are not very accepting of price increases;

2) For every increase that does pop up for a given item or sector, consumers will demand corresponding decreases in other areas.

The weight of individual evidence confirms this overview; that is, as discussed above, for every inflationary signal there is a disinflationary signal. More importantly, the bottom line is the ultimate confirmation: the Consumer Price Index was up only 2.3% year_over_year through the end of June, a marked decline from the 3.3% rate at the start of the year and it is meaningfully below the rate of the past several years.

To apply this thinking to bond investing, the important factors are not the month_to_month fluctuations in bond prices, but the long_term yields over and above inflation. To the extent that fluctuations push those yields higher, while inflation remains steady, the long_term bond investor can turn this into opportunity, witness the 6% yields that were available at the end of the first quarter __ after all, higher yields over and above inflation are literally money in the pockets of bond investors.

The reality is the media and the bond market will overreact to short_term data, but this is a losers game. Those who think through their approach before the ball is hit to them can play the long_term trend and take advantage of attractive inflation_adjusted yields.

We would once again like to thank you for the opportunity of helping you meet your investment goals. It is a service in which we take great pride.

Sincerely,

Manning & Napier Advisors, Inc.


<graphic>
<pie chart>

Data for pie chart to follow:Composition 1 - As of 6/30/97

General Obligation Bonds - 71%
Revenue Bonds - 24%
Pre-Refunded Bonds - 5%

1 As a percentage of Municipal Securities.

<graphic>
<pie chart>

Data for chart to follow:

Quality Ratings 2 - As of 6/30/97

Aaa - 84%
Aa - 13%
A - 3%

2 Using Moodys Ratings, as a percentage of municipal securities.

Performance Update as of June 30, 1997 (unaudited)

<graphic>
<line chart>

Data for line chart to follow:






               Manning & Napier       Merrill Lynch Intermediate
Date      New York Tax Exempt Series       Municipal Index

01/17/94                      10,000                      10,000
06/30/94                       9,460                       9,662
12/31/94                       9,318                       9,719
06/30/95                      10,202                      10,489
12/31/95                      10,882                      11,020
06/30/96                      10,733                      11,080
12/31/96                      11,243                      11,532
06/30/97                      11,538                      11,858









             Manning & Napier Fund, Inc.
              New York Tax Exempt Series
                                           Total Return
                                           -------------
Through           Growth of $10,000                       Average
06/30/97              Investment            Cumulative     Annual

One Year     $                     10,750          7.50%     7.50%
Inception 2  $                     11,538         15.38%     4.23%










Merrill Lynch Intermediate Municipal Index

                                                                Total Return
                                                                -------------
Through                                     Growth of $10,000                  Average
06/30/97                                        Investment       Cumulative     Annual

One Year                                    $           10,702          7.02%     7.02%
Inception 2                                 $           11,858         18.58%     5.06%





The value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York Tax Exempt Series from its inception (1/17/94) to present (6/30/97) as compared to the Merrill Lynch IntermediateIndex.1

1 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 200 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.
2 The Fund and Index performance numbers are calculated from January 17, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - June 30, 1997 (unaudited)







                                                      Principal    Value
                                                        Amount    (Note 2)

NEW YORK MUNICIPAL SECURITIES - 96.4%

Albany City School District, G.O. Bond, 4.35%,
   2/1/2001                                           $  475,000  474,174
Albany City School District, G.O. Bond, 4.35%,
   2/1/2002                                              150,000  148,839
Albany County, G.O. Bond, 5.75%, 6/1/2010                200,000  207,472
Amherst Public Improvement, G.O. Bond,
   4.625%, 3/1/2004                                      250,000  249,135
Amherst Public Improvement, G.O. Bond, 4.625%,
    3/1/2007                                             200,000  196,320
Battery Park City Authority, Revenue Bond, 7.70%,
    5/1/2015                                             500,000  540,765
Bayport-Blue Point Union Free School District,
    G.O. Bond,  5.60%, 6/15/2012                         250,000  258,098
Brighton Central School District, G.O. Bond, 5.40%,
   6/1/2012                                              250,000  251,917
Brockport Central School District, G.O. Bond,
   5.50%, 6/15/2015                                      300,000  301,890
Broome County Public Safety, Certificate
   Participation, 5.00%, 4/1/2006                        250,000  252,630
Buffalo General Improvement, G.O. Bond,
   Series A, 4.75%, 2/1/2004                             500,000  501,665
Buffalo Schools, G.O. Bond, Series B, 5.05%,
   2/1/2009                                              250,000  248,473
Buffalo, G.O. Bond, 5.00%, 12/1/2009                     150,000  148,762
Buffalo, G.O. Bond, Series A, 5.20%, 2/1/2010            250,000  248,665
Cattaraugus County Public Improvement, G.O.
   Bond, 5.00%, 8/1/2007                                 300,000  304,980
Chittenego Central School District, G.O. Bond,
   5.375%, 6/15/2016                                     200,000  198,702
Colonie, G.O. Bond, 5.20%, 8/15/2008                     100,000  102,447
Cortlandville, G.O. Bond, 5.40%, 6/15/2013               155,000  156,685
Dryden Central School District, G.O. Bond,
   5.50%, 6/15/2011                                      200,000  201,214
East Aurora Union Free School District, G.O. Bond,
   5.20%, 6/15/2011                                      300,000  301,335
East Hampton, G.O. Bond, 4.625%, 1/15/2007               175,000  171,560



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)









                                                       Principal     Value
                                                         Amount    (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)

East Hampton, G.O. Bond, 4.625%, 1/15/2008             $  175,000  $169,461
Ellenville Central School District, G.O. Bond,
   5.375%, 5/1/2009                                       210,000   218,117
Ellenville Central School District, G.O. Bond,
   5.70%, 5/1/2001                                        700,000   724,080
Erie County Public Improvement, G.O. Bond,
   5.80%, 1/15/2003                                       230,000   243,823
Erie County, G.O. Bond, Series B, 5.50%,
   6/15/2009                                              100,000   103,091
Erie County, G.O. Bond, Series B, 5.50%,
   6/15/2025                                              400,000   391,056
Fillmore Central School District, G.O. Bond,
   5.25%, 6/15/2015                                       300,000   297,924
Gloversville City School District, G.O. Bond,
   5.00%, 6/15/2005                                       350,000   355,271
Greene Central School District, G.O. Bond, 5.25%,
   6/15/2012                                              195,000   195,825
Guilderland School District, G.O. Bond, 4.75%,
   6/15/1998                                              130,000   131,049
Guilderland School District, G.O. Bond, 4.90%,
   6/15/2008                                              370,000   365,793
Hamburg Central School District, G.O. Bond,
   5.375%, 6/1/2014                                       600,000   597,660
Hempstead Town, G.O. Bond, Series B, 5.625%,
   2/1/2010                                               200,000   207,008
Holland Central School District, G.O. Bond,
   6.125%, 6/15/2010                                      245,000   265,009
Huntington, G.O. Bond, 5.875%, 9/1/2009                   250,000   263,935
Huntington, G.O. Bond, 5.90%, 1/15/2007                   300,000   323,352
Indian River Central School District, G.O. Bond,
   Second Series, 4.30%, 12/15/2003                       475,000   467,419
Irvington Union Free School District, G.O. Bond,
   Series B, 5.10%, 7/15/2005                             275,000   280,445
Jamesville-Dewitt Central School District, G.O.
   Bond, 5.75%, 6/15/2009                                 420,000   448,476
Jordan-El Bridge Central School District, G.O. Bond,
   5.875%, 6/15/2008                                      500,000   535,855



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)








                                                    Principal     Value
                                                      Amount    (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)

Kingston City School District, Series B,  6.80%,
   12/15/1997                                       $  100,000  $101,346
Le Roy Central School District, G.O. Bond, 0.10%,
   6/15/2008                                           350,000   202,737
Middletown City School District, G.O. Bond,
    Series A, 5.50%, 11/15/2005                        175,000   183,726
Monroe County Public Improvement - Prerefunded,
   G.O. Bond, 6.00%, 3/1/2002                           95,000   101,305
Monroe County Public Improvement - Prerefunded,
   G.O. Bond, 6.10%, 6/1/2015                           20,000    22,039
Monroe County Public Improvement - Unrefunded
   Balance, G.O. Bond, 6.00%, 3/1/2002                 405,000   431,880
Monroe County Public Improvement - Unrefunded
   Balance, G.O. Bond, 6.10%, 6/1/2015                 180,000   198,353
Monroe County Public Improvement, G.O. Bond,
   4.90%, 6/1/2005                                     250,000   253,430
Monroe County Water Authority, Revenue Bond,
   Series B, 5.25%, 8/1/2011                           500,000   493,615
Monroe County Water Improvement, G.O. Bond,
   5.25%, 2/1/2017                                     320,000   315,747
Nassau County, G.O. Bond, Series A, 4.00%,
   5/1/1999                                            100,000    99,733
Nassau County, G.O. Bond, Series S, 5.00%,
   3/1/2005                                            300,000   304,368
Nassau County, G.O. Bond, Series U, 5.25%
   11/1/2014                                           335,000   328,993
New Castle, G.O. Bond, 4.75%, 6/1/2010                 450,000   430,286
New Rochelle City School District, G.O. Bond,
   Series A, 4.30%, 2/1/2003                           500,000   491,220
New Rochelle, G.O. Bond, Series C, 6.20%,
   3/15/2007                                           175,000   190,388
New York City Municipal Water Authority, Revenue
   Bond, Series B, 5.00%, 6/15/2003                    400,000   405,128
New York City Municipal Water Authority, Revenue
   Bond, Series B, 5.375%, 6/15/2019                   250,000   238,985
New York City Municipal Water, Finance Authority,
    Revenue Bond, Series B, 5.50%, 6/15/2019           600,000   583,596



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)







                                                      Principal     Value
                                                        Amount    (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)

New York City, G.O. Bond, Series A, 8.75%,
   11/1/2016                                          $  250,000  $257,785
New York City, G.O. Bond, Series K, 5.50%,
   4/1/2007                                              500,000   518,680
New York Government Assistance Corp., Revenue
    Bond, Series A, 5.90%, 4/1/2013                      500,000   521,335
New York Government Assistance Corp., Revenue
   Bond, Series A, 6.00%, 4/1/2024                       250,000   257,223
New York State Dorm Authority, Columbia
    University, Revenue Bond, 4.40%, 7/1/1997            125,000   125,001
New York State Environmental Facilities Corp.,
   Pollution Control Revenue Bond, Series A,
   4.65%, 6/15/2007                                      250,000   244,460
New York State Environmental Facilities Corp.,
   Pollution Control, Revenue Bond, Series A,
   5.20%, 6/15/2015                                      250,000   244,852
New York State Environmental Pollution Control,
   Revenue Bond, Pooled LN-B, 6.65%, 9/15/2013           500,000   549,945
New York State Housing Finance Agency, State
   University Construction, Revenue Bond, Series A,
   8.00%, 5/1/2011                                       250,000   309,055
New York State Medical Care Facility, Financial
    Agency, Revenue Bond, 7.75%, 2/15/2020               380,000   419,486
New York State Mortgage Agency, Homeowners
   Mortgage, Revenue Bond, Series 31A, 5.375%,
   10/1/2017                                             500,000   487,610
New York State Power Authority, Revenue Bond,
   Series CC, 4.80%, 1/1/2005                            250,000   249,842
New York State Power Authority, Revenue Bond,
   Series CC, 5.00%, 1/1/2014                            500,000   471,040
New York State Power Authority, Revenue Bond,
   Series CC, 5.25%, 1/1/2018                            250,000   237,365
New York State Thruway Authority, Highway &
   Bridge, Revenue Bond, Series B, 5.75%, 4/1/2006       100,000   106,275
New York State Thruway Authority, Revenue Bond,
    Series A, 5.50%, 1/1/2023                          1,020,000   988,747
New York State Thruway Authority, Revenue Bond,
   Series B, 4.90%, 1/1/2007                             450,000   449,595



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)







                                                    Principal     Value
                                                      Amount    (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

New York State Urban Development Correctional
   Capital Facilities, Revenue Bond, Series A,
   5.25%, 1/1/2014                                  $  500,000  $497,270
New York State Urban Development, Corp.
   Correctional Facility, Revenue Bond, Series G,
   7.00%, 1/1/2017                                      50,000    54,170
New York State Urban Development, Revenue
   Bond, 5.375%, 7/1/2022                              400,000   384,332
New York, G.O. Bond, 8.00%, 3/15/2016                  500,000   554,135
Niagara County, G.O. Bond, Series B, 5.20%,
   1/15/2011                                           400,000   397,992
Niagara County, G.O. Bond, 5.90%, 7/15/2014            350,000   362,075
North Hempstead, G.O. Bond, Series B, 5.90%,
   4/1/2004                                            300,000   321,315
North Hempstead, G.O. Bond, Series C, 4.90%,
   8/1/2006                                            300,000   301,413
North Syracuse Central School District, G.O.
   Bond, 5.50%, 6/15/2011                              295,000   300,210
Onondaga County, G.O. Bond, 5.85%, 2/15/2002           300,000   316,851
Penfield Central School District, G.O. Bond,
   5.20%, 6/15/2010                                    560,000   565,174
Queensbury, G O. Bond, Series A, 5.50%,
   4/15/2011                                           150,000   154,183
Queensbury, G.O. Bond, Series A, 5.50%,
   4/15/2012                                           350,000   358,208
Rochester, G.O. Bond, Series A, 4.70%,
   8/15/2006                                           250,000   247,430
Rochester, G.O. Bond, Series A, 5.00%,
   8/15/2020                                           250,000   236,867
Rochester, G.O. Bond, Series A, 5.00%,
   8/15/2022                                            95,000    89,516
Rome, G.O. Bond, 5.20%, 12/1/2010                      390,000   389,684
Sands Point, G.O. Bond, 6.70%, 11/15/2014              700,000   766,794
Schenectady, G.O. Bond, 4.55%, 10/1/2002               200,000   200,822
Schenectady, G.O. Bond, 5.30%, 2/1/2011                250,000   250,117
South County Central School District Brookhaven,
   G.O. Bond, 5.50%, 9/15/2007                         380,000   396,009



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)










                                                                Principal     Value
                                                                  Amount    (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)

Steuben County Public Improvement, G.O. Bond,
   5.60%, 5/1/2006                                              $  500,000  $519,600
Suffolk County Water Authority, Revenue Bond,
   5.10%, 6/1/2009                                                 250,000   250,210
Suffolk County Water Authority, Revenue Bond,
   7.325%, 6/1/2012                                                500,000   530,585
Suffolk County, G.O. Bond, Series G, 5.40%,
   4/1/2013                                                        400,000   399,124
Sullivan County Public Improvement, G.O. Bond,
   4.375%, 3/15/2001                                               300,000   299,121
Sullivan County Public Improvement, G.O. Bond,
   5.125%, 3/15/2013                                               330,000   322,149
Three Village Central School District, G.O. Bond,
   5.375%, 6/15/2007                                               230,000   239,073
Tioga County Public Improvement, G.O. Bond,
   5.25%, 3/15/2005                                                250,000   256,368
Tompkins County, G.O. Bond, Series B, 5.625%,
   9/15/2011                                                       135,000   138,420
Tompkins County, G.O. Bond, Series B, 5.625%,
   9/15/2013                                                       300,000   305,595
Tompkins County, G.O. Bond, Series B, 5.625%,
   9/15/2014                                                       300,000   304,401
Triborough Bridge & Tunnel Authority, Revenue
   Bond, Series A, 3.65%, 1/1/1998                                 250,000   249,825
Triborough Bridge & Tunnel Authority, Revenue Bond, Series A,
5.00%, 1/1/2012                                                    500,000   477,160
Triborough Bridge & Tunnel Authority, Revenue
    Bond, Series A, 6.50%, 1/1/2004                                200,000   216,592
Triborough Bridge & Tunnel Authority - General
   Purpose,  Revenue Bond, 5.00%, 1/1/2017                         250,000   231,220
Triborough Bridge & Tunnel Authority - General
   Purpose, Revenue Bond, Series A, 4.75%,
   1/1/2019                                                        300,000   265,950
Tri-Valley Central School District, G.O. Bond,
   5.60%, 6/15/2008                                                120,000   125,940
Westchester County, G.O. Bond, Series A, 4.75%,
   12/15/2008                                                      250,000   246,953



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)









                                                         Principal        Value
                                                       Amount/Shares     (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)

Westchester County, G.O. Bond, Series A, 4.75%,
   12/15/2009                                          $      250,000  $   243,572
Westchester County, G.O. Bond, Series B, 4.30%,
   12/15/2010                                                 215,000      194,532
Westchester County, G.O. Bond, Series B, 4.30%,
   12/15/2011                                                 100,000       89,538
White Plains, G.O. Bond, 4.50%, 9/1/2005                      180,000      177,210
White Plains, G.O. Bond, 4.50%, 9/1/2007                      315,000      304,249
William Floyd Union Free School District, G.O.
   Bond, 5.70%, 6/15/2008                                     405,000      427,287
Williamsville Central School District, G.O. Bond,
    5.375%, 5/1/2004                                          800,000      833,104
Wyandanch Union Free School District, G.O. Bond,
   5.60%, 4/1/2017                                            500,000      505,965
                                                                       -----------
TOTAL MUNICIPAL SECURITIES
   (Identified Cost $38,596,451)                                        39,163,858
                                                                       -----------
SHORT-TERM INVESTMENTS - 2.2%
   Dreyfus Basic New York Tax Free Money Market Fund
   (Identified Cost $872,167)                                 872,167      872,167
                                                                       -----------
TOTAL INVESTMENTS - 98.6%
   (Identified Cost $39,468,618)                                        40,036,025

OTHER ASSETS, LESS LIABILITIES - 1.4%                                      573,829
                                                                       -----------
NET ASSETS - 100%                                                      $40,609,854
                                                                       ============








FEDERAL TAX INFORMATION:

At June 30, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $39,468,618 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                             $ 775,822

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                              (208,415)
                                                                                ----------

UNREALIZED APPRECIATION - NET                                                   $ 567,407
                                                                                ==========



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)






JUNE 30, 1997

ASSETS:

Investments, at value (Identified Cost $39,468,618)(Note 2)  $40,036,025
Cash                                                              63,617
Interest receivable                                              537,494
Prepaid expense                                                      178
                                                             ------------

TOTAL ASSETS                                                  40,637,314
                                                             ------------

LIABILITIES:

Accrued management fees (Note 3)                                  16,633
Accrued Directors' fees (Note 3)                                   1,598
Transfer agent fees payable (Note 3)                                 798
Audit fee payable                                                  7,761
Other payables and accrued expenses                                  670
                                                             ------------

TOTAL LIABILITIES                                                 27,460
                                                             ------------

NET ASSETS FOR 4,041,455 SHARES
   OUTSTANDING                                               $40,609,854
                                                             ============

NET ASSETS CONSIST OF:

Capital stock                                                $    40,415
Additional paid-in-capital                                    39,845,862
Undistributed net investment income                              176,641
Accumulated net realized loss on investments                     (20,444)
Net unrealized appreciation on investments                       567,407
                                                             ------------

TOTAL NET ASSETS                                             $40,609,854
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($40,609,854 / 4,041,455 shares)                           $     10.05
                                                             ============




The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)






FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME:

Interest                                   $  980,073
                                           ----------

EXPENSES:

Management fees (Note 3)                       96,293
Directors' fees (Note 3)                        3,347
Transfer agent fees (Note 3)                    4,622
Audit fee                                       6,226
Custodian fee                                   3,273
Miscellaneous                                   3,508
                                           ----------

Total Expenses                                117,269
                                           ----------

NET INVESTMENT INCOME                         862,804
                                           ----------


NET CHANGE IN UNREALIZED APPRECIATION ON
INVESTMENTS                                   178,629
                                           ----------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                        $1,041,433
                                           ==========






The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (unaudited)






                                                For the Six Months     For the Year
                                                  Ended 6/30/97       Ended 12/31/96
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                          $           862,804   $     1,417,569
Net realized loss on investments                                --              (335)
Net change in unrealized appreciation
   (depreciation) on investments                           178,629          (217,088)
                                                       -----------       -----------
Net increase in net assets from operations               1,041,433         1,200,146
                                                       -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS
    (NOTE 2):

From net investment income                                (745,967)       (1,370,523)
                                                       -----------       -----------
CAPITAL STOCK ISSUED AND
REDEEMED:

Net increase from capital share transactions
   (Note 5)                                              2,989,510         8,678,432
                                                       -----------       -----------
Net increase in net assets                               3,284,976         8,508,055

NET ASSETS:

Beginning of period                                     37,324,878        28,816,823
                                                       -----------       -----------
End of period (including undistributed net
   investment income of $176,614 and
   $59,777 respectively)                       $        40,609,854   $    37,324,878
                                                       ===========       ===========


The accompanying notes are an integral part of the financial statements.

Financial Highlights (unaudited)






                                                                                                         For the Period
                                                                                                            1/17/94
                                                      For the Six     For the Years Ended                (commencement
                                                      Months Ended                                       of operations)
                                                        6/30/97            12/31/96          12/31/95     to 12/31/94


Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD               $        9.98   $              10.07   $    8.98   $         10.00
                                                           -------                -------      ------           -------
Income from investment operations:
   Net investment income                                     0.218                  0.422       0.404             0.338
   Net realized and unrealized gain (loss) on
      investments                                            0.042                 (0.102)      1.086            (1.020)
                                                           -------                -------      ------           -------
Total from investment operations                             0.260                  0.320       1.490            (0.682)
                                                           -------                -------      ------           -------
Less distributions to shareholders:
   From net investment income                               (0.190)                (0.410)     (0.400)           (0.338)
                                                           -------                -------      ------           -------
NET ASSET VALUE - END OF PERIOD                      $       10.05   $               9.98   $   10.07   $          8.98
                                                           =======                =======      ======           =======
Total return 1:                                               2.62%                  3.32%      16.78%           (6.82)%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses                                                0.61%2                   0.61%       0.65%          0.79% 2
    Net investment income                                   4.48%2                   4.41%       4.36%          3.82% 2

Portfolio turnover                                               0%                     6%          0%                6%

NET ASSETS - END OF PERIOD (000'S OMITTED)           $      40,610   $             37,325   $  28,817   $        17,301
                                                           =======                =======      ======           =======



1 Represents aggregate total return for the period indicated.
2 Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)


1.     ORGANIZATION

New York Tax Exempt Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as New York Tax Exempt Series Class P Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the Service). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Funds Board of Directors.

Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty (60) days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income  is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements (unaudited)

     FEDERAL INCOME TAXES

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

At June 30, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $20,444. Of this amount, $2,550 will expire on December 31, 2002, $17,559 will expire on December 31, 2003, and $335 will expire on December 31, 2004.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

     OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (unaudited)

3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $96,293 for the six months ended June 30, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $4,622 for the six month ended June 30, 1997.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $3,347 for the six months ended June 30, 1997.

4.     PURCHASES AND SALES OF SECURITIES

Purchases and sales of municipal securities, other than short-term securities, were $3,364,360 and $0 respectively, for the six months ended June 30, 1997.

Notes to Financial Statements (unaudited)


5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of New York Tax Exempt Series were:







                For the Six
                  Months                      For the Year
                Ended 6/30/97                Ended 12/31/96
             -----------------               ---------------
                  Shares          Amount         Shares          Amount

Sold                  326,547   $3,249,211        1,002,977   $ 9,923,094
Reinvested             73,560      735,641          137,887     1,351,346
Repurchased           (99,933)    (995,342)        (260,462)   (2,596,008)
                   -----------   -----------    -----------    -----------
Total                 300,174   $2,989,510          880,402   $ 8,678,432




6.     FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on June 30, 1997.

7.     CONCENTRATION OF CREDIT

The Fund primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Manning & Napier Fund, Inc.

Ohio Tax Exempt Series
Semi-Annual Report
June 30, 1997

Management Discussion and Analysis

With the summer comes the magic of little league baseball. At a recent game, a young boy was overheard saying you have to think a lot when you play baseball, but when the balls coming at you, you dont have a lot of time to think. This is also a good perspective on investing.

Investing requires a great deal of background thought and research, because like a sharp ground ball, individual pieces of economic data come quickly and with different hops and spins. If you try to find deep meaning in any individual economic release, that is, if you try to extrapolate a trend from a single data point, youll find the inputs too frequent to be handled intelligently. As the young ballplayer put it, you have to think a lot, and that thinking must be done in advance, and not in reaction to economic releases. Otherwise, you will find yourself changing direction constantly, given the variability of individual pieces of data.

From this perspective, in considering the question which is most crucial to long-term bond investors, (i.e., whats the direction of inflation) what matters most is that inflation continues to be moderate. Sure, there are individual pieces of data which can spook the bond market __ strong economic growth, low unemployment, rising wage data. However, it increasingly seems to be the case that for every area in which inflation pressures rise, there is an equal and opposite reaction in another area. For example, recent data supporting lower inflation are as follows:

The Employment Cost Index, which suggests that although wage growth had increased slightly, benefit growth had decelerated. The combination of the two means that overall labor costs have not been accelerating.

Stable to falling commodity prices, especially crude oil prices which have fallen 20% from last winters highs. strengthening of the U.S. dollar relative to other currencies. This makes imports cheaper and puts pressure on U.S. producers to keep prices down to stay competitive.

Thinking in advance, rather than in reaction to individual economic releases, we have formulated an overview that global competition means consumers need not accept much in the way of price increases. No individual inflation indicator would confirm or refute this overview, but the net total of the evidence should suggest that:

1)     Consumers are not very accepting of price increases;

2) For every increase that does pop up for a given item or sector, consumers will demand corresponding decreases in other areas.

The weight of individual evidence confirms this overview; that is, as discussed above, for every inflationary signal there is a disinflationary signal. More importantly, the bottom line is the ultimate confirmation: the Consumer Price Index was up only 2.3% year_over_year through the end of June, a marked decline from the 3.3% rate at the start of the year and it is meaningfully below the rate of the past several years.

To apply this thinking to bond investing, the important factors are not the month_to_month fluctuations in bond prices, but the long_term yields over and above inflation. To the extent that fluctuations push those yields higher, while inflation remains steady, the long_term bond investor can turn this into opportunity, witness the 6% yields that were available at the end of the first quarter __ after all, higher yields over and above inflation are literally money in the pockets of bond investors.

The reality is the media and the bond market will overreact to short_term data, but this is a losers game. Those who think through their approach before the ball is hit to them can play the long_term trend and take advantage of attractive inflation_adjusted yields.

We would once again like to thank you for the opportunity of helping you meet your investment goals. It is a service in which we take great pride.

Sincerely,

Manning & Napier Advisors, Inc.

<graphic>
<pie chart>
for chart to follow:

Portfolio Composition 1 - As of 6/30/97

General Obligation Bonds - 66%
Revenue Bonds - 29%
Pre-Refunded Bonds - 5%

1 As a percentage of municipal securities.

<graphic>
<pie chart>

Data for chart to follow:

Quality Ratings 2 - As of 6/30/97

Aaa - 85%
Aa - 11%
A - 3%
Not Rated - 1%

2 Using Moodys Ratings, as a percentage of municipal securities.

Performance Update as of June 30, 1997 (unaudited)

<graphic>
<line chart>

Data for chart to follow:






             Manning & Napier     Merrill Lynch Intermediate
Date      Ohio Tax Exempt Series       Municipal Index

02/14/94                  10,000                      10,000
06/30/94                   9,540                       9,652
12/31/94                   9,377                       9,709
06/30/95                  10,288                      10,478
12/31/95                  10,985                      11,009
06/30/96                  10,828                      11,068
12/31/96                  11,331                      11,520
06/30/97                  11,612                      11,845









             Manning & Napier Fund, Inc.
                Ohio Tax Exempt Series
                                           Total Return
                                           -------------
Through           Growth of $10,000                       Average
06/30/97              Investment            Cumulative     Annual

One Year     $                     10,724          7.24%     7.24%
Inception 2  $                     11,612         16.12%     4.52%











Merrill Lynch Intermediate Municipal Index

                                                                Total Return
                                                                -------------
Through                                     Growth of $10,000                  Average
06/30/97                                        Investment       Cumulative     Annual
One Year                                         $10,702            7.02%       7.02%
Inception 2                                      $11,845           18.45%       5.14%




The value of a $10,000 investment in the Manning & Napier
Fund, Inc. - Ohio Tax Exempt Series from its inception (2/14/94) to present (6/30/97) as compared to the Merrill Lynch Intermediate Municipal Index.1

1 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 200 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from February 14, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - June 30, 1997 (unaudited)







                                                     Principal     Value
                                                       Amount    (Note 2)


OHIO MUNICIPAL SECURITIES - 98.2%

Akron Bath Copley Joint Twnshp. Childrens Hos.
   Med. Ctr., Revenue Bond, 7.45%, 11/15/2020        $   50,000  $ 55,761
Akron Limited Tax, G.O. Bond, 4.10%, 12/1/2001           65,000    64,136
Akron Waterworks, Revenue Management Bond,
   5.70% 3/1/2007                                       100,000   105,660
Allen County, G.O. Bond, 5.30%, 12/1/2007               100,000   102,521
Amherst Police & Jail Facility, G.O. Bond,
   5.375%, 12/1/2012                                     50,000    50,673
Avon Lake, G.O. Bond, 5.70%, 12/1/2006                   60,000    62,839
Avon Lake, G.O. Bond, 6.00%,12/1/2009                    40,000    41,922
Bedford Heights, G.O. Bond, Series A, 5.65%,
   12/1/2014                                             60,000    62,477
Belmont County, G.O. Bond, 5.15%, 12/1/2010             100,000   100,301
Bexley City School District, G.O. Bond, 6.50%,
   12/1/2016                                             20,000    22,033
Cincinnati, G.O. Bond, 4.60%,12/1/2003                   50,000    50,103
Clermont County Hospital Facilities Mercy Health
   Care System, Revenue Bond, Series A, 7.625%,
   1/1/2015                                              25,000    25,964
Cleveland City School District, G.O. Bond, 5.875%,
   12/1/2011                                            125,000   128,738
Cleveland Public Power System Improvement,
   Revenue Bond, 1st Mtg., 8.375%, 8/1/2017              50,000    51,188
Cleveland Waterworks Revenue Ref. & Impt. - First
   Meeting, Revenue Bond, Series H, 5.50%,
   1/1/2010                                             170,000   173,674
Cleveland Waterworks, Revenue Bond, 1st Mtg.,
   Series G, 5.50%, 1/1/2013                            100,000   102,844
Columbus Limited Tax, G.O. Bond, Series A,
    4.85%, 7/1/2004                                      50,000    50,831
Columbus Sewer Improvement Number 28, G.O.
   Bond, 6.00%, 5/1/2011                                155,000   163,497
Columbus, G.O. Bond, Series D, 5.50%, 9/15/2008          50,000    52,106
Crawford County, G.O. Bond, 6.75%, 12/1/2019            175,000   194,821
Cuyahoga County, G.O. Bond, Series A, 4.30%,
   10/1/1999                                             50,000    50,146



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)







                                                        Principal     Value
                                                          Amount    (Note 2)
OHIO MUNICIPAL SECURITIES (continued)


Cuyahoga Falls, G.O. Bond, 7.20%, 12/1/2010             $   75,000  $ 81,641
Delaware City School District, Construction & Impt.,
   G.O. Bond, Series B, 5.20%, 12/1/2016                   100,000    95,296
Fairfield County Hospital Impt., Lancaster-Fairfield
   Community Hospital, Revenue Bond, 7.00%,
   6/15/2012                                                50,000    55,536
Findlay Water, Revenue Bond, 5.45%, 11/1/2008              100,000   102,604
Franklin County, G.O. Bond, 4.95%, 12/1/2004                50,000    51,151
Franklin County, G.O. Bond, 5.50%, 12/1/2013               100,000   101,001
Gahanna-Jefferson City School District, G.O. Bond,
   4.75%, 12/1/1999                                         50,000    50,682
Green Local School District - Summit, G.O. Bond,
   5.20%, 12/1/2003                                         75,000    77,516
Greene County Sewer System, Revenue Bond,
   5.50%, 12/1/2018                                         30,000    29,664
Hamilton County Building Impt. - Museum Center,
   G.O. Bond, 5.85%, 12/1/2001                              50,000    52,963
Hamilton County Sewer System Ref. & Impt. - Metro
   Sewer District, Revenue Bond, Series A, 4.75%,
   12/1/2000                                                50,000    50,771
Hamilton County Sewer System Ref. & Impt. - Metro
   Sewer District, Revenue Bond, Series A, 5.00%,
   12/1/2014                                               125,000   119,259
Hilliard School District, G.O. Bond, 6.35%,
   12/1/2003                                                60,000    65,812
Hilliard School District, G.O. Bond, Series A, 5.00%,
   12/1/2020                                               225,000   210,557
Huber Heights Water Systems, Revenue Bond, 5.25%,
   12/1/2007                                               200,000   206,144
Kettering City School District  School Impt., G.O.
   Bond, 5.30%, 12/1/2014                                  125,000   123,845
Kettering City School District, G.O. Bond, 4.85%,
   12/1/2006                                                40,000    40,088
Kettering City School District, G.O. Bond, 5.25%,
   12/1/2022                                                60,000    57,560
Kings Local School District, G.O. Bond, 5.50%,
   12/1/2021                                               115,000   113,474



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)








                                                       Principal     Value
                                                         Amount    (Note 2)

OHIO MUNICIPAL SECURITIES (continued)

Lakewood City School District, G.O. Bond, 5.55%,
   12/1/2013                                           $  100,000  $100,932
Lakota Local School District, G.O. Bond, 5.75%,
   12/1/2006                                               50,000    53,114
Lakota Local School District, G.O. Bond, 7.00%,
   12/1/2008                                              100,000   118,291
Lakota Local School District, G.O. Bond, 7.90%,
   12/1/2011                                               45,000    47,404
Lorain Water System, Revenue Bond, 4.75%,
   4/1/2005                                               125,000   124,831
Mahoning County Limited Tax, G.O. Bond, 5.65%,
   12/1/1998                                               20,000    20,446
Mahoning County, G.O. Bond, 5.70%, 12/1/2006              100,000   105,940
Mahoning County, G.O. Bond, 5.70%, 12/1/2009              150,000   156,621
Mason City School District, G.O. Bond, 5.00%,
   12/1/2007                                              120,000   120,815
Montgomery County, G.O. Bond, 5.30%, 9/1/2007              65,000    66,670
Montgomery County, Moraine-Beaver Creek
   Sewers,  Revenue Bond, 5.60%, 9/1/2011                 100,000   101,822
North Canton City School District, G.O. Bond,
    5.85%, 12/1/2007                                       40,000    42,838
North Olmstead, G.O. Bond, 6.20%, 12/1/2011               200,000   221,610
Northeast Ohio Regional Sewer District Waste &
   Water Impt., Revenue Bond, 6.50%, 11/15/2016           100,000   109,262
Northwood Local School District, G.O. Bond,
   5.55%, 12/1/2006                                        65,000    69,062
Northwood Local School District, G.O. Bond,
   6.20%, 12/1/2013                                        40,000    42,855
Ohio, G.O. Bond, 6.50%, 8/1/2011                           50,000    53,491
Ohio Building Authority, Local Jail Grant, Revenue
   Bond, Series A, 4.65%, 10/1/2005                        50,000    49,396
Ohio Building Authority, State Facilities - Admin.
   Building, Revenue Bond, 5.50%, 10/1/2005                50,000    52,358
Ohio Higher Education Facility, University of Dayton
   Project, Revenue Bond, 5.80%, 12/1/2019                100,000   101,590
Ohio Public Facilities, Higher Education, Revenue
   Bond, Series II-A, 4.25%, 12/1/2002                     50,000    49,238



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)









                                                     Principal     Value
                                                       Amount    (Note 2)

OHIO MUNICIPAL SECURITIES (continued)

Ohio State Infrastructure Improvement, G.O. Bond,
   5.20%, 8/1/2010                                   $  250,000  $252,085
Ohio Turnpike, Revenue Bond, Series A,
   5.40%, 2/15/2009                                     250,000   255,133
Ohio State Water Development Authority Ref. &
   Impt. - Pure Water, Revenue Bond, 5.75%,
   12/1/2005                                             60,000    63,559
Ohio State Water Development Authority Pure Water,
   Revenue Bond, Series I, 6.00%, 12/1/2016              40,000    41,559
Ohio State Water Development Authority, Pollution
   Control Facility, Revenue Bond, 5.25%,
   12/1/2014                                            100,000    97,874
Ottawa County, G.O. Bond, 5.45%, 9/1/2006                30,000    31,567
Pickerington Local School District Construction &
   Impt., G.O. Bond, 5.375%, 12/1/2019                  150,000   145,155
Pickerington Water Systems Improvements, G.O.
   Bond, 5.85%, 12/1/2013                                50,000    51,746
Reynoldsburg City School District, G.O. Bond,
   6.55%, 12/1/2017                                     175,000   191,720
Rocky River City School District, G.O. Bond,
   Series A, 6.375%, 12/1/1998                           25,000    25,810
Rocky River City School District, G.O. Bond,
   Series A, 6.90%, 12/1/2011                            50,000    54,955
Rural Lorain Water Authority Ref. & Impt., Revenue
   Bond, 5.30%, 10/1/2012                               110,000   109,581
South-Western City School District, Franklin &
   Pickway Counties G.O. Bond, 4.80%, 12/1/2006         100,000    99,696
Stark County Hospital, Doctors Hospital, Inc.,
    Revenue Bond, 8.625%, 4/1/2018                       30,000    31,621
Stark County, G.O. Bond, 5.70%, 11/15/2017              100,000   101,187
Summit County, G.O. Bond, 5.75%, 12/1/2008              175,000   183,799
Toledo Sewer System, Revenue Bond, 6.35%,
   11/15/2017                                           185,000   200,533
Toledo, G.O. Bond, 5.95%,12/1/2015                      175,000   183,067
Trumbull County, G.O. Bond, 6.20%, 12/1/2014            100,000   106,296
Warren, G.O. Bond, 5.20%,11/15/2013                      50,000    51,901
Warren County Waterworks, Revenue Bond, 6.00%,
   12/1/2014                                            100,000   104,286



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)









                                              Principal        Value
                                            Amount/Shares    (Note 2)

OHIO MUNICIPAL SECURITIES (continued)


Warren County Waterworks, Revenue Bonds,
   5.45%, 12/1/2015                         $      140,000  $  140,069
Westlake, Ref. & Impt. G.O. Bond, 5.50%,
   12/1/2020                                       295,000     293,065
Wood County, G.O. Bond, 5.40%,12/1/2013             50,000      50,333
Youngstown, G.O. Bond, 6.125%,12/1/2014             50,000      52,797
                                                            -----------

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $7,854,053)                              8,125,779
                                                            -----------

SHORT-TERM INVESTMENTS - 1.2%
   Dreyfus Municipal Reserves (Identified
   Cost $102,177)                                  102,177     102,177
                                                            -----------

TOTAL INVESTMENTS - 99.4%
   (Identified Cost $7,956,230)                              8,227,956


OTHER ASSETS, LESS LIABILITIES - 0.6%                           52,589
                                                            -----------

NET ASSETS - 100%                                           $8,280,545
                                                            ===========




Key -
G.O. Bond - General Obligation Bond
Rev. Bond - Revenue Bond
Impt. - Improvement
Ref. - Refunding






FEDERAL TAX INFORMATION:

At June 30, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $7,956,230 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                             $288,927

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                              (17,201)
                                                                                ---------

UNREALIZED APPRECIATION - NET                                                   $271,726
                                                                                =========



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)






JUNE 30, 1997

ASSETS:

Investments, at value (Identified Cost $7,956,230)
   (Note 2)                                         $8,227,956
Interest receivable                                     69,299
Prepaid expense                                             52
                                                    -----------

TOTAL ASSETS                                         8,297,307
                                                    -----------
LIABILITIES:

Accrued management fees (Note 3)                         3,411
Accrued Directors' fees (Note 3)                         1,328
Accrued Transfer Agent fees (Note 3)                       164
Audit fee payable                                       11,556
Other payables and accrued expenses                        303
                                                    -----------
TOTAL LIABILITIES                                       16,762
                                                    -----------
NET ASSETS FOR 808,571 SHARES OUTSTANDING           $8,280,545
                                                    ===========


NET ASSETS CONSIST OF:

Capital stock                                       $    8,086
Additional paid-in-capital                           7,973,853
Undistributed net investment income                     28,264
Accumulated net realized loss on investments            (1,384)
Net unrealized appreciation on investments             271,726
                                                    -----------

TOTAL NET ASSETS                                    $8,280,545
                                                    ===========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($8,280,545/808,571 shares)                         $    10.24
                                                    ===========





The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)






FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME:

Interest                                                  $209,910
                                                          ---------

EXPENSES:

Management fees (Note 3)                                    19,944
Directors' fees (Note 3)                                     3,076
Transfer agent fees (Note 3)                                   957
Audit fee                                                    5,725
Custodian fee                                                1,488
Miscellaneous                                                1,637
                                                          ---------
Total Expenses                                              32,827
                                                          ---------
NET INVESTMENT INCOME                                      177,083
                                                          ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:

Net realized loss on investments (identified cost basis)    (1,384)
Net change in unrealized appreciation on investments        32,985
                                                          ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS                                              31,601
                                                          ---------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                             $208,684
                                                          =========



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (unaudited)







                                                 For the Six Months     For the Year
                                                   Ended 6/30/97       Ended 12/31/96
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                           $           177,083   $       304,727
Net realized gain (loss) on investments                      (1,384)            3,259
Net change in unrealized appreciation on
   investments                                               32,985           (51,282)
                                                           ---------         ---------
Net increase in net assets from operations                  208,684           256,704
                                                           ---------         ---------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                 (150,927)         (303,669)
From net realized gain on investments                            --            (1,397)
                                                           ---------         ---------
Total distributions to shareholders                        (150,927)         (305,066)
                                                           ---------         ---------
CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
  transactions (Note 5)                                     525,233         1,602,341
                                                           ---------        ---------
Net increase in net assets                                  582,990         1,553,979

NET ASSETS:

Beginning of period                                       7,697,555         6,143,576
                                                          ---------         ---------
End of period (including undistributed net
   investment income of $28,264 and $2,108,
   respectively)                                $         8,280,545   $     7,697,555
                                                          =========         =========



The accompanying notes are an integral part of the financial statements.

Financial Highlights (unaudited)






                                                                                                         For the Period
                                                                                                            2/14/94
                                                For the Six Months    For the Years Ended                (commencement
                                                      Ended                                              of operations)
                                                     6/30/97               12/31/96          12/31/95     to 12/31/94

Per share data (for a share outstanding
   throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD         $             10.18   $              10.31   $    9.18   $         10.00
                                                         ---------              ---------      ------          --------
Income from investment operations:
   Net investment income                                     0.222                  0.439       0.419             0.205
   Net realized and unrealized gain (loss)
      on investments                                         0.028                 (0.129)      1.136            (0.828)
                                                         ---------              ---------      ------          --------
Total from investment operations                             0.250                  0.310       1.555            (0.623)
                                                         ---------              ---------      ------          --------
Less distributions to shareholders:
   From net investment income                               (0.190)                (0.438)     (0.425)           (0.197)
   From net realized gain on investments                        --                 (0.002)         --                --
                                                         ---------              ---------      ------          --------
Total distributions to shareholders                         (0.190)                (0.440)     (0.425)           (0.197)
                                                         ---------              ---------      ------          --------
NET ASSET VALUE - END OF PERIOD                $             10.24   $              10.18   $   10.31   $          9.18
                                                         =========              =========      ======          ========
Total return 1:                                               2.48%                  3.15%      17.14%           (6.23)%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses                                               0.82% 2                0.85%**     0.85%**           0.85%*2
    Net investment income                                  4.44% 2                4.40%**     4.50%**           4.03%*2

Portfolio turnover                                               1%                     2%          1%                2%

NET ASSETS - END OF PERIOD (000's omitted)     $             8,281   $              7,698   $   6,144   $         3,901
                                                         =========              =========      ======          ========



* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses
** The investment advisor waived a portion of its management fee.

If these expenses had been incurred by the Fund in either instance above, the net investment income per share and the ratios would have been as follows:







Net investment income            N/A  $0.437   $0.411   $  0.141
Ratios (to average net assets):
   Expenses                      N/A    0.87%    0.94%   2.07%(2)
   Net investment income         N/A    4.38%    4.41%   2.81%(2)




1 Represents aggregate total return for the period indicated.
2  Annualized.

The accompanying notes are an integral part of the fianacial statements.

Notes to Financial Statements (unaudited)

1.     ORGANIZATION

Ohio Tax Exempt Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Ohio Tax Exempt Series Class Q Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the Service). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Funds Board of Directors.

Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Funds Board of Directors.

Short-term investments that mature in sixty (60) days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its

Notes to Financial Statements (unaudited)

     FEDERAL INCOME TAXES (CONTINUED)

          taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

Distributions  to  shareholders  of  tax  exempt  income  are  made quarterly.
Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

     OTHER

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.
3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $19,944 for the six months ended June 30, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel

Notes to Financial Statements (unaudited) of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $957 for the six months ended June 30, 1997.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $3,076 for the six months ended June 30, 1997.

4.     PURCHASES AND SALES OF SECURITIES

Purchases and sales of municipal securities, other than short-term securities, were $702,655 and $106,750, respectively, for the six months ended June 30, 1997.

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of Ohio Tax Exempt Series were:





             For the Six Months                For the Year
                Ended 6/30/97                 Ended 12/31/96
                   Shares           Amount        Shares         Amount
Sold               92,052          $932,750       187,378      $1,880,010
Reinvested         13,510           137,677        30,485         305,066
Repurchased       (53,382)         (545,194)      (57,415)       (582,735)
                  -------          --------       -------       ---------
Total              52,180          $525,233       160,448      $1,602,341

Notes to Financial Statements (unaudited)

6.     FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on June 30, 1997.

7.     CONCENTRATION OF CREDIT

The Fund primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Manning & Napier Fund, Inc.

Diversified Tax Exempt Series

Semi-Annual Report
June 30, 1997

Management Discussion and Analysis

Dear Shareholders:

With the summer comes the magic of little league baseball. At a recent game, a young boy was overheard saying you have to think a lot when you play baseball, but when the balls coming at you, you dont have a lot of time to think. This is also a good perspective on investing.

Investing requires a great deal of background thought and research, because like a sharp ground ball, individual pieces of economic data come quickly and with different hops and spins. If you try to find deep meaning in any individual economic release, that is, if you try to extrapolate a trend from a single data point, youll find the inputs too frequent to be handled intelligently. As the young ballplayer put it, you have to think a lot, and that thinking must be done in advance, and not in reaction to economic releases. Otherwise, you will find yourself changing direction constantly, given the variability of individual pieces of data.

From this perspective, in considering the question which is most crucial to long-term bond investors, (i.e., whats the direction of inflation) what matters most is that inflation continues to be moderate. Sure, there are individual pieces of data which can spook the bond market __ strong economic growth, low unemployment, rising wage data. However, it increasingly seems to be the case that for every area in which inflation pressures rise, there is an equal and opposite reaction in another area. For example, recent data supporting lower inflation are as follows:

The Employment Cost Index, which suggests that although wage growth had increased slightly, benefit growth had decelerated. The combination of the two means that overall labor costs have not been accelerating.

Stable to falling commodity prices, especially crude oil prices which have fallen 20% from last winters highs.

The strengthening of the U.S. dollar relative to other currencies. This makes imports cheaper and puts pressure on U.S. producers to keep prices down to stay competitive.

Thinking in advance, rather than in reaction to individual economic releases, we have formulated an overview that global competition means consumers need not accept much in the way of price increases. No individual inflation indicator would confirm or refute this overview, but the net total of the evidence should suggest that:

1)     Consumers are not very accepting of price increases;

2) For every increase that does pop up for a given item or sector, consumers will demand corresponding decreases in other areas.

The weight of individual evidence confirms this overview; that is, as discussed above, for every inflationary signal there is a disinflationary signal. More importantly, the bottom line is the ultimate confirmation: the Consumer Price Index was up only 2.3% year_over_year through the end of June, a marked decline from the 3.3% rate at the start of the year and it is meaningfully below the rate of the past several years.

To apply this thinking to bond investing, the important factors are not the month_to_month fluctuations in bond prices, but the long_term yields over and above inflation. To the extent that fluctuations push those yields higher, while inflation remains steady, the long_term bond investor can turn this into opportunity, witness the 6% yields that were available at the end of the first quarter __ after all, higher yields over and above inflation are literally money in the pockets of bond investors.

The reality is the media and the bond market will overreact to short_term data, but this is a losers game. Those who think through their approach before the ball is hit to them can play the long_term trend and take advantage of attractive inflation_adjusted yields.

We would once again like to thank you for the opportunity of helping you meet your investment goals. It is a service in which we take great pride.

Sincerely,

Manning & Napier Advisors, Inc.

<graphic>
<pie chart>

Data for chart to follow:

Portfolio Composition 1 - As of 6/30/97Obligation Bonds - 76%
Revenue Bonds - 22%
Pre-Refunded Bonds - 2%

1 As a percentage of municipal securities.

<graphic>
<pie chart>

Data for chart to follow:

Quality Ratings 2 - As of 6/30/97

Aaa - 76%
Aa - 20%
A - 4%

2 Using Moodys Ratings, as a percent of municipal securities.

Performance Update as of June 30, 1997 (unaudited)

<graphic>
<line chart>

Data for chart to follow:






                Manning & Napier         Merrill Lynch Intermediate
Date      Diversified Tax Exempt Series       Municipal Index

02/14/94                         10,000                      10,000
06/30/94                          9,600                       9,652
12/31/94                          9,461                       9,709
06/30/95                         10,311                      10,478
12/31/95                         11,003                      11,009
06/30/96                         10,867                      11,068
12/31/96                         11,370                      11,520
06/30/97                         11,649                      11,845









              Manning & Napier Fund, Inc.
             Diversified Tax Exempt Series
                                             Total Return
                                             -------------
Through            Growth of $10,000                        Average
06/30/97               Investment             Cumulative     Annual

One Year     $                       10,720          7.20%     7.20%
Inception 2  $                       11,649         16.49%     4.62%










Merrill Lynch Intermediate Municipal Index

                                                                Total Return
                                                                -------------
Through                                     Growth of $10,000                  Average
06/30/97                                        Investment       Cumulative     Annual
One Year                                         $10,702            7.02%       7.02%
Inception 2                                      $11,845           18.45%       5.14%




The value of a $10,000 investment in the Manning & Napier
Fund, Inc. - Diversified Tax Exempt Series from its inception
(2/14/94) to present (6/30/97) as compared to the Merrill
Lynch Intermediate Municipal Index.1
1 The unmanaged Merrill Lynch Intermediate Municipal Index is avalue weighted measure of approximately 200 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from February 14, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - June 30, 1997 (unaudited)









                                                       Principal     Value
                                                         Amount    (Note 2)

MUNICIPAL SECURITIES - 96.7%

ALASKA - 1.7%
   Anchorage, G.O. Bond, 6.10%, 8/1/2004               $  300,000  $322,155
                                                                   ---------

ARIZONA - 2.5%
   Central Arizona Water Conservation District,
      Revenue Bond, 4.70%, 5/1/2004                       200,000   200,684
   Maricopa County School District No. 097 Deer
      Valley, G.O. Bond, Series A, 5.20%, 7/1/2007        250,000   256,505
                                                                    ---------
                                                                    457,189

COLORADO - 1.0%
   El Paso County School District No. 020, G.O.
      Bond, Series A, 6.20%, 12/15/2007                   160,000   178,386
                                                                   ---------

DELAWARE - 1.1%
   Wilmington, G.O. Bond, Series B, 5.90%,
      4/1/2000                                            200,000   208,410
                                                                   ---------

DISTRICT OF COLUMBIA - 1.2%
   District of Columbia, G.O. Bond, Series A,
      7.65%, 12/1/2003                                    200,000   213,554
                                                                   ---------
FLORIDA - 4.7%
   Dade County School District, G.O. Bond,
      6.125%, 8/1/2008                                    150,000   159,920
   Florida State Board of Education Capital Outlay
      Public Edu., G.O. Bond Series C, 5.60%,
      6/1/2025                                            135,000   133,489
   Florida State Dept. of Environmental Preservation
      2000, Revenue Bond, Series A, 4.50%,
      7/1/2003                                            200,000   199,064
   Hillsborough County Capital Improvement
      Program, Revenue Bond, 5.125%, 7/1/2022             400,000   379,232
                                                                    ---------
                                                                    871,705
                                                                    ---------
GEORGIA - 4.1%
   Atlanta, G. O. Bond, 5.60%, 12/1/2018                  350,000   349,549
   Georgia, G.O. Bond, Series B, 5.65%, 3/1/2012          200,000   209,476
   Glynn County Board of Education, G.O. Bond,
      5.00%, 7/1/2006                                     200,000   202,458
                                                                    ---------
                                                                    761,483
                                                                    ---------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)







                                                      Principal     Value
                                                        Amount    (Note 2)


HAWAII - 1.5%
   Hawaii, G.O. Bond, Series CH, 6.00%, 11/1/2007     $  260,000  $281,640
                                                                  ---------

IDAHO - 0.6%
   Ada & Canyon Counties Joint School District
      No. 2 Meridian, G.O. Bond, 5.10%, 7/30/2005        100,000   102,864
                                                                   ---------
ILLINOIS - 4.0%
   Aurora, G.O. Bond, 5.80%, 1/1/2012                    190,000   195,274
   Chicago Schools Financial Authority, G.O.
      Bond, Series A 5.00%, 6/1/2007                     200,000   199,064
   Chicago, G.O. Bond, Series A, 5.875%,
      1/1/2022                                           100,000   100,455
   Illinois, Certificate Participation, Series
      1995A, 5.60%, 7/1/2010                             100,000   101,927
   Tazwell County Community High School District
      No. 303 Pekin, G.O. Bond, 5.50%, 1/1/2011          150,000   150,771
                                                                   ---------
                                                                   747,491
                                                                   ---------
INDIANA - 1.6%
   Bloomington Sewer Works, Revenue Bond,
      5.80%, 1/1/2011                                    150,000   155,475
   Lafayette Waterworks, Revenue Bond, 4.90%,
      7/1/2006                                           140,000   139,175
                                                                   ---------
                                                                   294,650
                                                                   ---------
IOWA - 3.3%
   Cedar Rapids, G. O. Bond, 6.45%, 6/1/2014             350,000   368,207
   Iowa City Sewer, Revenue Bond, 5.75%,
      7/1/2021`                                          250,000   251,570
                                                                   619,777

KENTUCKY - 3.1%
   Jefferson County School District Finance Corp.
      School Building, Revenue Bond, Series A,
      5.00%, 2/1/2011                                    300,000   293,334
   Kentucky State Turnpike Authority Revitalization
      Projects, Revenue Bond, 6.50%, 7/1/2008            250,000   281,892
                                                                   ---------
                                                                   575,226
                                                                   ---------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)









                                                     Principal     Value
                                                       Amount    (Note 2)


LOUISIANA - 1.6%
   New Orleans Sewer Service, Revenue Bond,
      5.25%, 6/1/2012                                $  300,000  $297,843
                                                                 ---------

MAINE - 1.6%
   Hermon, G.O. Bond, 5.60%, 11/1/2013                   75,000    76,111
   Portland, G.O. Bond, 6.20%, 4/1/2006                 200,000   219,604
                                                                 ---------
                                                                  295,715
                                                                 ---------
MASSACHUSETTS - 3.0%
   Martha's Vineyard Regional High School
      District No. 100, G. O. Bond, 6.70%,
      12/15/2014                                        200,000   223,448
   Massachusetts Municipal Electric Supply System,
      Revenue Bond, Series A, 5.00%, 7/1/2017           200,000   184,990
   Massachusetts Water Authority General Ref.,
      Revenue Bond, Series B, 5.25%,  3/1/2013          155,000   153,035
                                                                 ---------
                                                                  561,473
                                                                 ---------
MARYLAND - 3.5%
   Baltimore Water Project, Revenue Bond,
      Series A, 5.55%, 7/1/2009                         260,000   268,653
   Prince Georges County Public Improvement,
      G.O. Bond, 5.00%, 3/15/2014                       200,000   191,676
   Washington County Public Improvement, G.O.
      Bond, 4.875%, 1/1/2010                            200,000   194,436
                                                                  ---------
                                                                  654,765
                                                                  ---------
MICHIGAN - 4.0%
   Comstock Park Public Schools, G.O. Bond,
      5.50%, 5/1/2011                                   150,000   151,978
   Dearborn School District, G.O. Bond, 5.10%,
      5/1/2006                                          200,000   202,564
   Farmington Hills, G.O. Bond, 5.70%, 10/1/2005         65,000    68,487
   Farmington Hills, G.O. Bond, 5.80%, 10/1/2006         50,000    52,765
   Farmington Hills, G.O. Bond, 5.90%, 10/1/2007         75,000    79,273
   Pinckney Community Schools, G.O. Bond,
      5.00%, 5/1/2014                                   200,000   190,574
                                                                  ---------
                                                                  745,641
                                                                  ---------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)







                                                      Principal     Value
                                                        Amount    (Note 2)


MINNESOTA - 3.8%
   Minneapolis, G.O. Bond, Series B, 5.20%,
      3/1/2013                                        $  300,000  $296,937
   Minnesota Various Purpose, G.O. Bond, 6.60%,
      8/1/1999                                           200,000   209,890
   Western Minnesota Municipal Power Agency,
      Revenue Bond, 6.625%, 1/1/2016                     175,000   196,043
                                                                   ---------
                                                                   702,870
                                                                   ---------
MISSISSIPPI - 1.2%
   Mississippi, G.O. Bond, 6.30%, 12/1/2006              200,000   220,104
                                                                   ---------
MISSOURI - 1.4%
   Missouri State Ref.- Third Street Building, G.O.
      Bond, Series A, 5.125%, 8/1/2009                   250,000   251,713
                                                                   ---------
MONTANA - 1.1%
   Montana Long Range Building Project, G.O.
      Bond, Series A,  4.875%, 8/1/2010                  200,000   195,360
                                                                   ---------
NEVADA - 3.4%
   Clark County School District, G.O. Bond,
      6.00%, 6/15/2002                                   100,000   106,324
   Henderson Water, G.O. Bond, Series A, 5.65%,
      12/1/2003                                          300,000   319,338
   Nevada State Project No. 42, G.O. Bond, 5.70%,
      9/1/2008                                           200,000   209,122
                                                                   ---------
                                                                   634,784
                                                                   ---------
NEW HAMPSHIRE - 1.2%
   New Hampshire, G.O. Bond, 6.60%, 9/1/2014             200,000   224,580
                                                                   ---------
NEW JERSEY - 3.7%
   New Jersey State Highway Authority, Garden
      State Parkway, Revenue Bond, 5.50%,
      1/1/2000                                           200,000   205,638
   Jersey City Water, G.O. Bond, 5.50%, 3/15/2011        225,000   229,261
   West Windsor Plainsboro, G.O. Bond, 5.25%,
      12/1/2004                                          250,000   259,153
                                                                   ---------
                                                                   694,052
                                                                   ---------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)








                                                   Principal     Value
                                                     Amount    (Note 2)


NEW MEXICO - 1.1%
   Albuquerque, G.O. Bond, Series A & B, 4.70%,
      7/1/2000                                     $  200,000  $202,456
                                                                ---------
NEW YORK - 3.9%
   New York State Thruway Authority, Revenue
      Bond, Series A, 5.50%, 1/1/2023                 200,000   193,872
   Sands Point, G.O. Bond, 6.70%, 11/15/2013          350,000   384,398
   Westchester County, G.O. Bond, 4.75%,
      11/15/2016                                      150,000   138,876
                                                                ---------
                                                                717,146
                                                                ---------
NORTH CAROLINA - 2.2%
   Charlotte Public Improvement, G.O. Bond,
      5.70%, 2/1/2002                                 200,000   211,022
   North Carolina State Prison Facilities, G.O.
      Bond, 4.80%, 3/1/2009                           200,000   196,726
                                                                ---------
                                                                407,748
                                                                ---------
OHIO - 2.2%
   Ohio Public Facilities, Community Higher
      Education, Revenue Bond, Series II-A,
      4.25%, 12/1/2002                                200,000   196,952
   Summit County Various Purpose, G.O. Bond,
      6.625%, 12/1/2012                               200,000   218,368
                                                                ---------
                                                                415,320
                                                                ---------
OREGON - 1.4%
   Salem Pedestrian Safety Impts, G.O. Bond,
      5.50%, 5/1/2010                                 255,000   260,164
                                                                ---------
PENNSYLVANIA - 3.8%
   Cambria County, G.O. Bond, Series A, 6.10%,
      8/15/2016                                       350,000   365,904
   Pennsylvania State, G.O. Bond, Second Series,
      6.00%, 7/1/2005                                  90,000    96,859
   Pennsylvania State, G.O. Bond, First Series,
      5.30%, 5/1/2005                                 100,000   102,963
   Philadelphia Water & Waste Revenue, Revenue
      Bond, 5.60%, 8/1/2018                           150,000   148,345
                                                                ---------
                                                                714,071
                                                                ---------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)









                                                      Principal     Value
                                                        Amount    (Note 2)


RHODE ISLAND - 1.74%
   Rhode Island State, G.O. Bond, Series A,
      6.20%,  6/15/2004                               $  300,000  $324,180
                                                                   ---------
SOUTH CAROLINA - 3.0%
   South Carolina State Capital Improvement, G.O.
      Bond, 4.10%, 4/1/2001                              200,000   198,234
   South Carolina State Highway, G.O. Bond,
      Series B, 5.625%, 7/1/2010                         350,000   365,025
                                                                   ---------
                                                                   563,259
                                                                   ---------
TENNESSEE - 2.7%
   Johnson City School Sales Tax, G.O. Bond,
      6.70%, 5/1/2021                                    350,000   384,444
   Lawrence County, G.O. Bond, 6.60%, 3/1/2013           100,000   108,825
                                                                   ---------
                                                                   493,269
                                                                   ---------
TEXAS - 3.00%
   Dallas Waterworks & Sewer, Revenue Bond,
      5.625%, 4/1/2009                                   200,000   205,228
   Southlake Waterwork & Sewer System, G.O.
      Bond, 5.30%, 2/15/2011                             350,000   349,909
                                                                   ---------
                                                                   555,137
                                                                   ---------
UTAH - 3.8%
   Alpine School District, G.O. Bond, 5.375%,
      3/15/2009                                          250,000   253,512
   Nebo School District, G.O. Bond, 6.00%,
      6/15/2018                                          450,000   460,620
                                                                   ---------
                                                                   714,132
                                                                   ---------
VIRGINIA - 2.5%
   Franklin County Capital Improvement , G.O. Bond,
      6.60%, 7/15/2013                                   250,000   271,340
   Loudoun County, G.O. Bond, Series A, 4.50%,
      10/1/1997                                          200,000   200,334
                                                                   ---------
                                                                   471,674
                                                                   ---------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1997 (unaudited)









                                                   Principal Amount/      Value
                                                         Shares          (Note 2)


WASHINGTON - 3.8%
   Kitsap County School District, G.O. Bond,
      6.625%, 12/1/2008                            $          350,000  $   375,924
   Seatle, G.O. Bond, Series A, 5.75%, 1/15/2020              230,000      230,147
   Seattle Met. Municipality, G.O. Bond, 5.65%,
      1/1/2020                                                100,000       98,746
                                                                           -------
                                                                           704,817
                                                                           -------
WISCONSIN - 1.7%
   Wisconsin State, G.O. Bond, Series A, 5.75%,
      5/1/2001                                                300,000      314,457
                                                                           -------
TOTAL MUNICIPAL SECURITIES
   (Identified Cost $17,423,402)                                        17,971,260
                                                                        ----------
SHORT-TERM INVESTMENTS - 2.1%
   Dreyfus Municipal Reserves
      (Identified Cost $395,790)                              395,790      395,790
                                                                         ---------
TOTAL INVESTMENTS - 98.8%
   (Identified Cost $17,819,192)                                        18,367,050

OTHER ASSETS, LESS LIABILITIES - 1.2%                                      218,384
                                                                         ---------
NET ASSETS - 100%                                                      $18,585,434
                                                                       ===========



Key -
G.O. Bond - General Obligation Bond
Rev. Bond - Revenue Bond
Dist. - District







FEDERAL TAX INFORMATION:

At June 30, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $17,819,192 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                             $577,291

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                              (29,433)
                                                                                ---------
UNREALIZED APPRECIATION - NET                                                   $547,858
                                                                                =========







The accomapnying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)






JUNE 30, 1997
ASSETS:

Investments, at value (Identified Cost $17,819,192)(Note 2)  $18,367,050
Cash                                                             334,012
Interest receivable                                              288,386
Prepaid Expense                                                      108
                                                             ------------

TOTAL ASSETS                                                  18,989,556
                                                             ------------
LIABILITIES:

Accrued management fees (Note 3)                                   7,620
Accrued Directors' fees (Note 3)                                   1,327
Transfer agents fees payable                                         366
Payable for securities purchased                                 302,402
Payable for fund shares redeemed                                  82,674
Other payables and accrued expenses                                9,733
                                                             -----------
TOTAL LIABILITIES                                                404,122
                                                             -----------

NET ASSETS FOR 1,805,349 SHARES OUTSTANDING                  $18,585,434
                                                             ============

NET ASSETS CONSIST OF:

Capital stock                                                    $18,053
Additional paid-in-capital                                    17,932,394
Undistributed net investment income                               95,500
Accumulated net realized loss on investments                      (8,371)
Net unrealized appreciation on investments                       547,858
                                                             ------------

TOTAL NET ASSETS                                             $18,585,434
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($18,585,434/ 1,805,349 shares)                                   $10.29
                                                             ============




The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)






FOR THE SIX MONTHS ENDED JUNE 30, 1997
INVESTMENT INCOME:

Interest                                   $452,865
                                           ---------

EXPENSES:

Management fees (Note 3)                     43,683
Directors' fees (Note 3)                      3,076
Transfer agent fees (Note 3)                  2,097
Audit fee                                     6,777
Custodian fee                                 1,494
Registration & filing fees                    2,102
Miscellaneous                                 1,489
                                           ---------

Total Expenses                               60,718
                                           ---------

NET INVESTMENT INCOME                       392,147
                                           ---------


NET CHANGE IN UNREALIZED APPRECIATION ON
INVESTMENTS                                  42,084
                                           ---------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                            $434,231
                                           =========




The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (unaudited)







                                                             For the Six          For the Year
                                                         Months Ended 6/30/97    Ended 12/31/96
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $             392,147   $       661,923
Net realized loss on investments                                            -               (92)
Net change in unrealized appreciation on investments                   42,084           (77,279)
                                                                   ----------         ---------
Net increase in net assets from operations                            434,231           584,552
                                                                   ----------         ---------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income                                           (331,937)         (634,484)
                                                                   ----------         ---------
CAPITAL STOCK ISSUED AND REDEEMED:
Net increase from capital share transactions (Note 5)               1,534,457         4,546,467
                                                                   ----------         ---------
Net increase in net assets                                          1,636,751         4,496,535

NET ASSETS:

Beginning of period                                                16,948,683        12,452,148
                                                                   ----------        ----------
End of period (including undistributed net investment
   income of $95,500 and $35,290, respectively)         $          18,585,434   $    16,948,683
                                                        ======================  ================




The accompanying notes are an integral part of the financial statements.

Financial Highlights (unaudited)






                                                                                                  For the Period
                                                 For the                                             2/14/94
                                                Six Months    For the Years Ended                (commencement of
                                                  Ended                                            operations)
                                                 6/30/97           12/31/96          12/31/95      to 12/31/94
Per share data (for a share outstanding
throughout each period):
NET ASSET VALUE - BEGINNING  OF PERIOD            $10.23            $10.32            $9.26           $10.00
                                                  ------            ------            -----           ------
Income from investment operations:
Net investment income                             0.222              0.434            0.428           0.210
Net realized and unrealized gain (loss)
on investments                                    0.028             (0.104)           1.062          (0.749)
                                                  ------            ------            -----          -------
Total from investment operations                  0.250              0.330            1.490          (0.539)
                                                  ------            ------            -----          -------
Less distributions to shareholders:
From net investment income                       (0.190)            (0.420)          (0.430)         (0.201)

NET ASSET VALUE - END OF PERIOD                   $10.29            $10.23            $10.32          $9.26
                                                  ======            ======            ======         ======
Total return: 1                                   2.46%              3.33%            16.29%         (5.39)%

Ratios of expenses (to average net assets) /
Supplemental Data:
Expenses                                          0.69%2             0.70%            0.79%        0.85%(2)(3)
Net investment income                             4.49%2             4.44%            4.52%        3.71%(2)(3)

Portfolio turnover                                  0%                2%                5%              4%

NET ASSETS - END OF PERIOD (000'S OMITTED)       $18,585            $16,949          $12,452          $8,481
                                                  =======            =======          =======          ======


1  Represents aggregate total return for the period indicated.
2  Annualized.
3 The investment advisor waived a portion of its management fee. If the full fee had been incurred by the Fund, the net investment income per share would have been $0.186, and the annualized ratios would have been as follows: Expenses - 1.29%; Net investment income - 3.27%.


The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

1.     ORGANIZATION

Diversified Tax Exempt Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Diversified Tax Exempt Series Class R Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

        SECURITY VALUATION

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the Service). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Funds Board of Directors.

Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty (60) days or less are valued at amortized cost which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements (unaudited)

        FEDERAL INCOME TAXES

The Fund's policy is to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

At June 30, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,371. Of this amount, $889 will expire on December 31, 2002, $7,390 will expire on December 31, 2003 and $92 will expire on December 31, 2004.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

        DISTRIBUTION OF INCOME AND GAINS

Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period.
As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.


        OTHER

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (unaudited)


3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $43,683 for the six months ended June 30, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $2,097 for the six months ended June 30 1997.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $3,076 for the year ended June 30, 1997.

4.     PURCHASES AND SALES OF SECURITIES

Purchases and sales of municipal securities, other than short-term securities, were $1,781,383 and $0, respectively, for the six months ended June 30, 1997.

Notes to Financial Statements (unaudited)

5.     CAPITAL STOCK TRANSACTIONS

Transactions in shares of Diversified Tax Exempt Series were:






             For the Six Months                 For the Year
                Ended 6/30/97                  Ended 12/31/96

                   Shares           Amount         Shares          Amount
Sold               185,874        $1,905,195       535,294       $5,427,100
Reinvested         31,314           321,017        60,908         612,628
Repurchased       (67,811)         (691,755)      (147,335)     (1,493,261)
             -------------------  -----------  ---------------  ------------
Total              149,377        $1,534,457       448,867       $4,546,467
             ===================  ===========  ===============  ============





6.     FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on June 30, 1997.

18
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